UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Catalyst Pharmaceuticals, Inc.

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Catalyst Pharmaceuticals, Inc.

355 Alhambra Circle, Suite 1250

Coral Gables, Florida 33134

(305) 420-3200

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that the 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of Catalyst Pharmaceuticals, Inc., a Delaware corporation, will be held on Thursday, May 25, 2017, at 9:00 a.m., local time, at the Hyatt Regency Coral Gables, located at 50 Alhambra Plaza, Coral Gables, Florida, 33134, for the following purposes, all of which are set forth more completely in the accompanying Proxy Statement:

(1)	To elect six directors to serve a term of one year or until their successors are duly elected and qualified, or until their earlier death, resignation, or removal;

(2)	To approve an amendment to the Company’s 2014 Stock Incentive Plan to increase the shares available for issuance under the plan by 3 million shares;

(3)	To approve the Company’s Stockholders’ Rights Plan;

(4)	To ratify Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017; and

(5)	To transact such other business as may properly come before the meeting.

Pursuant to our bylaws, our Board of Directors has fixed the close of business on Monday, April 3, 2017 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting.

A FORM OF PROXY IS ENCLOSED. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH DOES NOT REQUIRE POSTAGE IF MAILED IN THE UNITED STATES.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 25, 2017: The 2017 Proxy Statement and our 2016 Annual Report are available at: http://ir.catalystpharma.com/annual-proxy.cfm .

BY ORDER OF THE BOARD OF DIRECTORS

Philip B. Schwartz

Corporate Secretary

April 14, 2017

Catalyst Pharmaceuticals, Inc.

355 Alhambra Circle, Suite 1250

Coral Gables, Florida 33134

(305) 420-3200

PROXY STATEMENT

The enclosed proxy is solicited by the Board of Directors (“Board”) of Catalyst Pharmaceuticals, Inc., a Delaware corporation (“we” or the Company”), for use at the 2017 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, May 25, 2017, at 9:00 a.m., local time, at the Hyatt Regency Coral Gables, located at 50 Alhambra Plaza, Coral Gables, Florida 33134. The approximate date on which this statement and the enclosed proxy will be sent to stockholders will be April 14, 2017. The form of proxy indicates a space for you to withhold your vote for any proposal. You are urged to indicate your vote on each matter in the space provided. If signed but no space is marked, it will be voted upon by the persons named at the meeting: (i) for the election of six persons to our Board of Directors to serve until the 2018 annual meeting of stockholders or until their respective successors are duly elected and qualified or until their earlier death, resignation, or removal; (ii) for the approval of an amendment to our 2014 Stock Incentive Plan to increase the shares available for issuance under the plan by 3 million shares; (iii) for the approval of our Stockholders’ Rights Plan; (iv) for the ratification of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017; and (v) in their discretion, upon such other business as may properly come before the meeting.

Representatives of Grant Thornton LLP, our independent registered public accounting firm, are expected to attend the Annual Meeting.

We will bear the cost of the Board’s proxy solicitation. In addition to solicitation by mail, our directors, officers and employees may solicit proxies personally and by telephone and e-mail, all without extra compensation.

At the close of business on Monday, April 3, 2017 (the “Record Date”), we had outstanding 82,972,316 shares of our common stock, par value $0.001 per share. Each share of our common stock entitles the holder thereof on the Record Date to one vote on each matter submitted to a vote of stockholders at the Annual Meeting. Only stockholders at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. The quorum necessary to conduct business at the Annual Meeting consists of a majority of the outstanding shares of our common stock. In the event that there are not sufficient proxies for approval of any of the matters to be voted upon at the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

Shares represented by proxies that are marked “abstain” or which are marked to deny discretionary authority will only be counted for determining the presence of a quorum. Votes withheld in connection with the election of one or more of the nominees for director will not be counted as votes cast for such individuals. In addition, where brokers are prohibited from exercising discretionary authority for beneficial owners who have not provided voting instructions (commonly referred to as “broker non-votes”), those shares will not be included in the vote totals. Directors shall be elected based on a plurality of the votes cast at the meeting. All other matters to be considered for approval at the Annual Meeting will be approved by a majority of the votes cast for and against such matter at the meeting.

A list of the stockholders entitled to vote at the Annual Meeting will be available at our principal executive office located at 355 Alhambra Circle, Suite 1250, Coral Gables, Florida 33134 for a period of ten (10) days prior to the Annual Meeting for examination by any stockholder. The list will also be available for inspection at the Annual Meeting by any stockholder who is present.

Whether or not you plan to attend the Annual Meeting, please fill in, sign and return your proxy card to the transfer agent in the enclosed envelope, which requires no postage if mailed in the United States.

A STOCKHOLDER WHO SUBMITS A PROXY ON THE ACCOMPANYING FORM HAS THE POWER TO REVOKE IT AT ANY TIME PRIOR TO ITS USE BY DELIVERING A LATER-DATED WRITTEN NOTICE TO OUR CORPORATE SECRETARY, BY EXECUTING A LATER-DATED PROXY OR BY ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON. UNLESS AUTHORITY IS WITHHELD, PROPERLY EXECUTED PROXIES WILL BE VOTED FOR THE PURPOSES SET FORTH THEREON.

OUR BOARD OF DIRECTORS

We identify and describe below the key experience, qualifications and skills our directors bring to the Board of Directors that are important in light of our business and structure. The directors’ experiences, qualifications and skills that were considered in their re-nomination are included in their individual biographies.

Name	Age	Position(s)

Patrick J. McEnany	69	Chairman, President and Chief Executive Officer
Philip H. Coelho (1)(3)	73	Director
Richard J. Daly (2)(3)	55	Director
Donald A. Denkhaus (1)(3)	71	Director
Charles B. O’Keeffe (1)(2)(3)	77	Lead Independent Director
David S. Tierney, M.D. (2)(3)	53	Director

(1)	Member of the audit committee
(2)	Member of the compensation committee
(3)	Member of the nominating and corporate governance committee

Patrick J. McEnany is a co-founder of our company and currently serves as our Chairman, President and Chief Executive Officer (“CEO”). Mr. McEnany has been our CEO and a director since our formation in January 2002. He became Chairman and President in March 2006. From 1999 to 2002, Mr. McEnany was a consultant to the pharmaceutical industry. From 1991 to 1997, Mr. McEnany was Chairman and CEO of Royce Laboratories, Inc., a generic pharmaceutical manufacturer. From 1997 to 1998, after the merger of Royce into Watson Pharmaceuticals, Inc., Mr. McEnany served as president of the wholly-owned Royce Laboratories subsidiary and vice president of corporate development for Watson Pharmaceuticals, Inc. From 1993 to 1997, he also served as vice chairman and a director of the National Association of Pharmaceutical Manufacturers. He currently serves on the board of directors of the Jackson Memorial Hospital Foundation, and over the last 30 years has served as a director for numerous public companies. The Board of Directors believes the characteristics that qualify Mr. McEnany for election to the Board include his long-term experience in the pharmaceutical industry and his business leadership experience.

Philip H. Coelho has been a member of our Board of Directors since October 2002 and currently chairs the Nominating & Corporate Governance Committee of our Board. Mr. Coelho is currently Co-Founder and Chief Technology Officer of SynGen, Inc. a company enabling regenerative cures through the application of innovative engineering and President of PHC Medical, Inc., a company providing consulting services for enterprises in the medical device related cell therapy field. Previously, from October 1986 until 2008, Mr. Coelho founded and was employed by ThermoGenesis Corp. (n/k/a CESCA Therapeutics Inc.), a company focused on the blood processing and hospital/woundcare markets. Mr. Coelho was Chairman and Chief Executive Officer of ThermoGenesis from December 1989 until May 2007 and served as its Chief Technology Architect from June 2007 until May 2008. From October 1986 to September 1989, Mr. Coelho held the position of Vice President and Director of Research, Development and Manufacturing with ThermoGenesis. Prior to his association with ThermoGenesis, from October 1983 to October 1986 Mr. Coelho was President of Castleton, Inc., a company that developed and licensed ultra-rapid heat transfer technology to ThermoGenesis. Mr. Coelho currently serves on the Board of Directors of Mediware Information Systems, Inc. and Ampio Pharmaceuticals, Inc. Mr. Coelho holds a Bachelor of Science degree in Mechanical Engineering from the University of California, Davis. The Board of Directors believes the characteristics that qualify Mr. Coelho for election to the Board include his long-term experience in the pharmaceutical industry and his business leadership experience.

Richard J. Daly joined our Board of Directors in February 2015. Mr. Daly currently serves as Chairman and CEO of Neuralstem, Inc. (NASDAQ: CUR), a biopharmaceutical company focused on the development of central nervous system therapies based on its neuronal stem cell technology. Until October 2014, Mr. Daly served as President of AstraZeneca US Diabetes, where he led all commercial and medical plans and objectives for a $1.2 billion, 3,000-employee division, including the successful launch of an orphan/rare disorder drug, Myalept, for Lipodystrophy. From 2011 through 2013, Mr. Daly served as a Co-Founder of and an investor in Sagepath Partners, a company providing the pharmaceutical industry with outsourced commercial services. From 2008 to 2011, Mr. Daly was employed by Takeda N.A., the North American subsidiary of Takeda Pharmaceuticals, serving first as Vice President, Integration, leading a 6,500 person commercial/R&D merger between TAP Pharmaceuticals and Takeda N.A., and then as Executive Vice President of Takeda N.A., with commercial responsibility for all businesses in the Americas. From 2006 to 2008, Mr. Daly served as the Vice President, Commercial Strategy for TAP Pharmaceuticals, a joint venture between Takeda Pharmaceuticals and Abbott Labs. In 1998, Mr. Daly was a founding member of the leadership team of Takeda Pharmaceuticals N.A., serving initially as the Senior Director of Marketing. Between 1998 and 2006, Mr. Daly took on roles of increasing responsibility culminating in his appointment as Senior Vice President, Marketing (2001-2006). Mr. Daly currently serves on the Board of Directors of Synergy Pharmaceuticals, Inc., where he serves on the Compensation, Commercial and Nomination/Governance Committees of the Board of Directors (Chair of the Nomination/Governance Committee). Mr. Daly received his Bachelor of Science in Microbiology from the University of Notre Dame in 1983 and his MBA from the Kellogg School of Management, Northwestern University in 1998. The Board of Directors believe that the characteristics that qualify Mr. Daly for election to the Board include his significant pharmaceutical industry experience and his experience in launching and managing sales of numerous pharmaceutical products, including several products that are used to treat orphan/rare diseases.

Donald A. Denkhaus joined our Board of Directors in February 2015 and currently chairs the Audit Committee of our Board. Since 2005, Mr. Denkhaus has been Chairman and Chief Financial Officer of The Kitchen, LLC, a company providing language dubbing and subtitling services to the television industry. From 1970 through 2002, Mr. Denkhaus, who is licensed as a certified public accountant, worked for Arthur Andersen LLP, a global professional services organization, where he was an audit partner for twenty-two years and held numerous leadership positions, including as head of Andersen’s South Florida audit practice and, from 1998 through 2002, as Audit Practice Partner responsible for Andersen’s offices in Florida and Puerto Rico. From 2010 to 2013, Mr. Denkhaus was Chair of Nuovo Biologics, a privately held biotech company currently seeking FDA approval of an antiviral drug for animal use, and, from 2004 until its sale in 2009, Mr. Denkhaus served on the board of directors and as chair of the audit committee of Noven Pharmaceuticals, a publicly-traded specialty pharmaceutical company focused on women’s health and psychiatry. Mr. Denkhaus received a Masters in Business Administration degree with a major in finance from the University of Maryland and a Bachelors of Business Administration with a major in accounting from Kent State University. The Board of Directors believe that the characteristics that qualify Mr. Denkhaus for election to the Board include his extensive financial experience and his prior experience serving as a director of two pharmaceutical companies, one of which was publicly-traded.

Charles B. O’Keeffe has served as a member of our Board of Directors since December 2004 and became our lead independent director in July 2011. Mr. O’Keeffe also served as a consultant to us from December 2004 until June 2011. Mr. O’Keeffe is a Professor in the Departments of Pharmacology, Epidemiology and Community Health at Virginia Commonwealth University (“VCU”), and has served in such capacity since January 1, 2004. Mr. O’Keeffe joined VCU after retiring as President and Chief

Executive Officer of Reckitt Benckiser Pharmaceuticals, Inc., a position Mr. O’Keeffe held from 1991 until 2003. As President of Drug Abuse Rehabilitation Services (from 1970 until 1971), he developed the first child-resistant, abuse-resistant vehicle for dispensing methadone. He served as president of Washington Reference Laboratories from 1972 until 1975, which provided toxicology services to the Department of Defense during the Vietnam War. He has served in the White House (from 1970 until 1973 and from 1976 until 1980) for three presidents—as advisor, special assistant for international health and deputy director for international affairs in the Office of Drug Abuse Policy—and has served on U.S. delegations to the World Health Assembly and the U.N. Commission on Narcotic Drugs. The Board of Directors believes the characteristics that qualify Mr. O’Keeffe for election to the Board include his business leadership experience and his long-time experience in the pharmaceutical industry.

David S. Tierney, M.D. has served as a member of our Board of Directors since October 2002 and currently chairs the Compensation Committee of our Board. Dr. Tierney currently serves as CEO of Icon Bioscience, Inc., a privately held ophthalmic drug delivery company. Dr. Tierney served as President and Chief Operating Officer (and a member of the board of directors) of Oceana Therapeutics, Inc., a private specialty pharmaceutical company between the organization of that company in 2008 and the sale of that company to Salix Pharmaceuticals, Ltd. in December 2011. Dr. Tierney also served as the President and CEO (and as a member of the board of directors) of Valera Pharmaceuticals, Inc. a specialty pharmaceutical company, between August 2000 and April 2007, when Valera completed a merger with Indevus Pharmaceuticals, Inc. Further, from January 2000 to August 2000, Dr. Tierney served as President of Biovail Technologies, a division of Biovail Corporation, a Canadian drug delivery company, where he was responsible for all of Biovail’s research and development, regulatory and clinical activities. Finally, from March 1997 to January 2000, Dr. Tierney was Senior Vice President of Drug Development at Roberts Pharmaceutical Corporation, where he was responsible for all research and development activities, and for drug development, medical affairs, worldwide regulatory affairs and chemical process development, as well as being part of the executive management team, and from December 1989 to March 1997, Dr. Tierney was employed by Élan Corporation, a pharmaceutical company, in a variety of management positions. Dr. Tierney is also a director of Kempharm, Inc. Dr. Tierney received his medical degree from the Royal College of Surgeons in Dublin, Ireland and was subsequently trained in internal medicine. The Board of Directors believes the characteristics that qualify Dr. Tierney for election to the Board include his business leadership experience and his pharmaceutical industry experience.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires our officers and directors and persons who own more than 10% of our outstanding common stock to file with the Securities and Exchange Commission reports of changes in their ownership of common stock. Officers, directors, and greater than 10% stockholders are also required to furnish us with copies of all forms they file under this regulation. To our knowledge, based solely on a review of the copies of such reports furnished to us and representations made to us that no other reports were required, during the year ended December 31, 2016 all Section 16(a) filings required to be filed by our officers, directors, and greater than 10% stockholders were timely filed.

Independent Directors

As required under applicable NASDAQ listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. The Board of Directors consults with our counsel to ensure that its determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent NASDAQ listing standards, as in effect from time to time. Consistent with these considerations, the Board of Directors has affirmatively determined that all of our directors (other than Mr. McEnany, who serves as our CEO) are “independent directors” within the meaning of the applicable NASDAQ listing standards.

Corporate Governance

Our Board of Directors and management are committed to utilizing good corporate governance practices to ensure we are managed for the long-term benefit of our stockholders. We have in place a variety of policies and practices to promote good corporate governance. A majority of our Board of Directors is independent, in accordance with applicable NASDAQ listing standards, and all members of the Audit Committee, Compensation Committee, and Nominating & Corporate Governance Committee of our Board of Directors also meet applicable NASDAQ listing standards for independence. We have also established:

•

written charters for the Audit, Compensation, and Nominating & Corporate Governance Committees that address corporate governance practices in accordance with the Sarbanes-Oxley Act, current NASDAQ corporate governance guidelines, and other applicable rules and regulations;

•	a Code of Business Conduct and Ethics applicable to our officers, directors, and employees;

•	a procedure for receipt and treatment of anonymous and confidential complaints or concerns regarding audit or accounting matters; and

•	disclosure control policies and procedures.

The Nominating & Corporate Governance Committee is responsible for establishing and reviewing our corporate governance guidelines from time to time and reporting and making recommendations to the Board of Directors concerning corporate governance matters. Among the matters addressed by our corporate governance guidelines are:

•

Director Independence – Independent directors shall constitute at least a majority of our Board and of our Board committees in accordance with the independence standards set forth in the applicable NASDAQ listing standards.

•	Executive Sessions of Independent Directors – Our independent directors regularly meet in executive sessions without management present.

Copies of our Code of Business Conduct and Ethics can be found on the corporate governance page of the Investor Relations section of our website, which is located at http://ir.catalystpharma.com/governance.cfm.

Board Diversity

In carrying out its function to nominate candidates for election to our Board, the Nominating & Corporate Governance Committee considers the mix of skills, experience, character, commitment and diversity. The committee construes diversity as meaning a variety of opinions, perspectives and backgrounds, including gender, race and ethnicity differences, as well as other differentiating characteristics, all in the context of the requirements of our Board at that point in time.

Leadership Structure

Patrick J. McEnany serves as both our Chairman of the Board and CEO. The Board and its independent members believe that the most effective board leadership structure at the present time is for the CEO to serve as both Chairman of the Board and CEO, a structure that has served us well in the past. The independent members of the Board believe that because the CEO is ultimately responsible for our day-to-day operations and for executing our strategy, and because our performance is an integral part of the deliberations undertaken by the Board, the CEO is the director best qualified to act as the Chairman of the Board. The Board reserves the authority to modify this structure to best address and advance the interests of all stockholders, as and when appropriate.

The Board of Directors believes that independent oversight of management is also an important component of an effective board of directors. The Board believes that, for the reasons set forth below, our existing corporate governance practices achieve independent oversight and management accountability. Our governance practices provide for strong independent leadership, independent discussion among directors and for independent evaluation of, and communication with, our officers. These governance practices are reflected in our various committee charters, which are available on our website at www.catalystpharma.com. Some of the relevant processes and other corporate governance practices include:

•

At each regularly scheduled Board meeting, all of our independent directors meet in an executive session without Mr. McEnany. In these executive sessions, the independent directors deliberate on matters such as those involving the performance of our officers.

•	Each of our directors is elected annually by our stockholders.

•

All of our directors, except for Mr. McEnany, are independent directors. Each director is an equal participant in decisions made by the full Board. All of the committees of the Board are comprised of only independent directors.

Lead Independent Director

The Board of Directors has appointed a non-management director to serve in a lead capacity (the “Lead Independent Director”) to perform such duties and responsibilities as the Board of Directors may determine. Charles B. O’Keeffe serves as the Lead Independent Director. The role of the Lead Independent Director includes:

•	in consultation with the Chairman, determining the length and timing of Board meetings, including regular and special meetings;

•	determining the agenda and materials to be provided to directors in advance of each meeting of the Board;

•	serving as chair of executive sessions of the Board and other meetings of the Board in the absence of the Chairman of the Board;

•	serving as liaison between the Chairman of the Board and the other independent directors;

•	overseeing the Board’s stockholder communication policies and procedures; and

•	calling meetings of independent directors.

Board Meetings and Attendance at Board and Board Committee Meetings

During 2016, our Board of Directors held eight meetings and took two actions by unanimous written consent. For 2016, all of our directors attended at least 75% or more of the aggregate number of meetings held by our Board of Directors and the Board committees on which they served. All of the members of our Board of Directors attended the 2016 Annual Meeting of Stockholders which was held on June 6, 2016. Directors are encouraged, but not required, to attend the Annual Meeting in person.

Audit Committee

The Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and reporting practices of our company, and such other duties as directed by the Board. The committee’s purpose is to oversee our accounting and financial reporting processes, the audits of our financial statements, the qualifications of the independent registered public accounting firm engaged as our independent auditor to prepare or issue an audit report on our financial statements, and the performance of our internal and independent auditors. The committee’s role includes a particular focus on the qualitative aspects of financial reporting to stockholders, our processes to manage business and financial risk, and compliance with applicable legal, ethical, and regulatory requirements. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of our independent auditor.

The Board of Directors has determined that Donald A. Denkhaus, the current chair of the Audit Committee, and Philip H. Coelho, a former chair of and a current member of the Audit Committee, are each an “audit committee financial expert” as defined in Regulation S-K under the Exchange Act.

The Audit Committee held four meetings in 2016 and took one action by written consent. The Audit Committee operates under a written charter which describes the role, responsibilities, and functioning of the Audit Committee. The Audit Committee’s charter can be found at http://ir.catalystpharma.com/governance.cfm.

Compensation Committee

The role of the Compensation Committee is to discharge the Board’s responsibilities related to compensation of our executive officers, to produce an annual report on executive compensation for inclusion in our Proxy Statement, and to oversee and advise the Board on the adoption of policies that govern our compensation programs, including our stock incentive plans and our benefit plans. The Compensation Committee held two meetings in 2016 and took three actions by unanimous written consent. The Compensation Committee operates under a written charter which describes the role, responsibilities, and functioning of the Compensation Committee. A copy of this charter can be viewed on our website at http://ir.catalystpharma.com/governance.cfm. Pursuant to its charter, the Compensation Committee has authority to retain compensation consultants to assist in its evaluation of executive and director compensation.

Nominating & Corporate Governance Committee

The role of the Nominating & Corporate Governance Committee is to appoint nominees for election to our Board of Directors, to identify and recommend candidates to fill vacancies between annual stockholder meetings, to review, evaluate and recommend changes to our corporate governance policies, and to review our policies and programs that relate to matters of corporate responsibility, including public issues of significance to our company and our stockholders. The Nominating & Corporate Governance Committee (“N&CG Committee”) held one meeting in 2016. The N&CG Committee operates under a written charter which describes the role, responsibilities, and functioning of the N&CG Committee. A copy of the N&CG Committee’s charter can be found on our website at http://ir.catalystpharma.com/governance.cfm.

Risk Oversight

Risk oversight is administered through the Board as a whole. The Board does not believe that risk management issues have an effect on our leadership structure. The Board provides feedback to management at regularly held Board meetings. The independent directors meet in executive session at each meeting of the Board of Directors and provide insight to our management on a variety of topics, including risk oversight.

AUDIT COMMITTEE REPORT

Management has the primary responsibility for our internal control over financial reporting, the financial reporting process and preparation of our financial statements. Grant Thornton LLP, our independent registered public accounting firm, is responsible for performing an independent audit of our financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB) and to issue a report thereon. The Audit Committee’s responsibility is to select the independent auditors and to monitor and oversee these processes.

The Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that our financial statements were prepared in accordance with accounting principles generally accepted in the United States. The Audit Committee reviewed and discussed the audited financial statements with management and the independent auditors. In fulfilling its responsibilities, the Audit Committee discussed with the independent auditors the matters that are required to be discussed by Auditing Standard No. 1301, Communication with Audit Committees. In addition, the Audit Committee received from the independent auditors the written disclosures and letter required by PCAOB Ethics and Independence Rule 3526, Communications with Audit Committees Concerning Independence, and the Audit Committee discussed with the independent auditors that firm’s independence. In connection with this discussion, the Audit Committee also considered whether the provision of services by the independent auditors not related to the audit of our financial statements is compatible with maintaining the independent auditors’ independence. During such discussions, the independent auditors confirmed that, as of December 31, 2016, they were independent accountants with respect to our company within the meaning of applicable federal securities laws and the requirements of the PCAOB.

Based upon the Audit Committee’s discussions with management and the independent auditors and the Audit Committee’s review of the representations of management and the reports and letter of the independent auditors provided to the Audit Committee, the Audit Committee recommended to the Board that our audited financial statements for fiscal 2016 be included in our Annual Report on Form 10-K for the year ended December 31, 2016.

The Audit Committee has also reviewed all non-audit services being provided by the independent auditors and has concluded that the provision of such services has been compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The Audit Committee has discussed these matters with representatives of the independent auditors and our management and will monitor our compliance with any new restrictions as they are put in place to continue to ensure that the services provided by our independent accountants are compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.

The Audit Committee

Donald A. Denkhaus (Chair)

Philip H. Coelho

Charles B. O’Keeffe

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, or the Securities Exchange Act of 1934 that might incorporate future filings, including this proxy statement, in whole or in part, the Audit Committee Report above shall not be incorporated by reference into any such filings.

INDEPENDENT AUDITOR FEES

The following table represents fees for professional audit and other services rendered by Grant Thornton LLP for the fiscal years ended December 31, 2016 and 2015.

	2016	2015
Audit fees (1)	$212,742	$223,130
Audit-related fees	—	—

Total audit fees	212,742	223,130
Tax fees	—	—
All other fees	—	—

Total fees	$212,742	$223,130

(1)

Represents aggregate fees billed for professional services rendered by Grant Thornton LLP for the audit of our financial statements included in our Annual Report on Form 10-K, for their reviews of our quarterly reports during 2016 and 2015, and for their report on the effectiveness of our internal control over financial reporting as of December 31, 2016 and December 31, 2015. Also includes, for 2016, aggregate fees of $10,600 in connection with our post-effective registration statement on Form S-3 (Registration No. 333-193699) and our registration statement on Form S-3 (Registration No. 333-215315). Also includes for 2015, aggregate fees of $31,800 for professional services rendered by Grant Thornton LLP in connection with our registration statements on Form S-3 (Registration No. 333-193699 and Registration No. 333-180617).

OUR MANAGEMENT TEAM

Officers

The following list reflects our officers, as of the date of this proxy, the capacity in which they serve us, and when they assumed office:

Name	Position(s)	Age	Officer Since

Patrick J. McEnany	Chairman, President and Chief Executive Officer	69	January 2002

Steven R. Miller, Ph.D.	Chief Operating Officer and Chief Scientific Officer	55	April 2007

Alicia Grande, CPA, CMA	Vice President, Treasurer and Chief Financial Officer	46	January 2007

Gary Ingenito, M.D., Ph.D.	Chief Medical Officer and Head of Regulatory Affairs	61	June 2015

David J. Caponera	Vice President, Patient Engagement and Access Support	60	October 2014

Brian Elsbernd, J.D.	Sr. Vice President of Legal and Compliance	53	February 2016

Officers’ Business Experience

The business experience of Patrick J. McEnany is included above in “Our Board of Directors.”

Steven R. Miller, Ph.D., has served as Chief Operating Officer since January 2011 and as our Chief Scientific Officer since October 2009. Previously, commencing in April 2007, Dr. Miller was our Vice President of Pharmaceutical Development and Project Management. Dr. Miller has worked in the healthcare industry for over 30 years. Prior to joining us, Dr. Miller spent 15 years with various divisions of Watson Laboratories, a subsidiary of Watson Pharmaceuticals, Inc., most recently as Executive Director of R&D Operations. In this capacity, Dr. Miller managed a team of 75 in the testing of all R&D products for clinical trials, including method valuation, stability testing, operation of the R&D pilot plant, and assembly of the CMC section of drug applications, in addition to other responsibilities. Prior to holding this position, Dr. Miller was Director of Technology Transfer for Watson Laboratories, and Vice President of Research and Product Development for Royce Laboratories, which was subsequently acquired by Watson Laboratories. Prior to joining Royce Laboratories, Dr. Miller was Group Leader and Senior Scientist at Dade Behring. Prior to that, he served as an Analytical Chemist at the U.S. Food & Drug Administration. Dr. Miller received his Bachelor of Science Degree in Chemistry from the University of Maryland and his Ph.D. from the University of Miami.

Alicia Grande, CPA, CMA, has served as our Vice President, Treasurer and Chief Financial Officer since December 2011 and as our Chief Accounting Officer since January 2007. Prior to joining Catalyst, since 2003 Ms. Grande was employed by The Hackett Group, Inc. (formerly known as Answerthink, Inc.), a publicly traded information technology consulting services company. Ms. Grande served in various capacities with The Hackett Group, most recently as Senior Director of Finance, and was responsible for all external and SEC financial reporting. Ms. Grande also served as head of The Hackett Group’s Sarbanes-Oxley Act compliance team. Prior to joining The Hackett Group, Ms. Grande was employed in public accounting, and she began her career with Arthur Andersen LLP. Ms. Grande earned a Bachelor of Science degree in business administration, with majors in accounting and finance, from Syracuse University and a master of accounting degree from Florida International University.

Gary Ingenito, M.D., Ph.D., joined us as our Chief Medical Officer in June 2015 and became our Head of Regulatory Operations in February 2016. Prior to joining Catalyst, Dr. Ingenito spent more than 25 years in the field of pharmaceutical development; including drugs, biologics, and combination products. During this time, Dr. Ingenito has held executive responsibilities for clinical research, regulatory, drug safety, and medical affairs at pharmaceutical companies and contract research organizations. Dr. Ingenito initially joined Sandoz Pharmaceuticals in the neuroendocrine group and progressed to become head of medical affairs. He spent 8 years at Otsuka Pharmaceuticals, overseeing the approval of anti-infective, cardiovascular, and central nervous system products. Dr. Ingenito has also held positions at Corning-Besselaar, SFBC International, Angiotech Pharmaceuticals, Biotest Pharmaceuticals, and, most recently at Boehringer-Ingelheim Pharmaceuticals, where he served as head of regulatory affairs North America for biosimilars. After obtaining his bachelor of arts degree from The Johns Hopkins University, Dr. Ingenito earned his medical degree at Jefferson Medical College, and a Ph.D. in philosophy from Thomas Jefferson University. He completed a post-graduate residency in neurology at the University of Miami, Jackson Memorial Hospital.

David J. Caponera joined us in October 2014 and serves as our Vice President, Patient Engagement and Access Support. Mr. Caponera has over 30 years of successful healthcare experience ranging from clinical development, managing payer operations, extensive orphan drug product launches and implementing reimbursement and patient advocacy programs, with the last 15 years focused on rare diseases and orphan products. From December 2013 until he joined us, Mr. Caponera was an independent consultant to the orphan drug industry. Prior thereto, from January 2011 until October 2013, Mr. Caponera served as the Vice President, Patient Advocacy and Reimbursement for Aegerion Pharmaceuticals, Inc., where he established and built its patient advocacy and patient assistance organizations for the launch of Juxtapid™, Aegerion’s first ultra-rare disease product. Prior to that, from November 2009 until January 2011, Mr. Caponera was the Director, Access Services for Pfizer, Inc., where he developed a global patient access network for the launch of ELELYSO™ for ultra-rare Gaucher disease. Prior thereto, Mr. Caponera served as Senior Director of Reimbursement and Distribution for Amicus Therapeutics, Inc., Vice President, Strategic Initiatives for Theracom, Inc., and Senior Director, Patient and Product Services for Genzyme Corporation. At Genzyme he led the case management functions for multiple orphan products, developed the reimbursement and patient management programs for two new product launches and directed the customer services functions. In addition, Mr. Caponera has held positions at Blue Cross Blue Shield of Massachusetts as Product Manager for Managed Care and Harvard Community Health Plan (now Harvard Pilgrim Health Care). Mr. Caponera holds a bachelor’s degree from Cornell University in biology and a master’s degree in health administration from Duke University.

Brian Elsbernd, J.D., joined us in February 2016 as our Sr. Vice President of Legal and Compliance. Prior to joining Catalyst, Mr. Elsbernd was, from 2004 until February 2016, employed in various capacities with Mallinckrodt Pharmaceuticals and its predecessors, including as Senior Director of US Healthcare Compliance. At Mallinckrodt, he was involved in the building of their formal compliance program including providing leadership and vision on ethics and business conduct while also managing multiple other legal and business functions. Before joining Mallinckrodt, Mr. Elsbernd was an associate at Proskauer Rose LLP, within its Health Care practice group, representing health care providers nationwide in matters pertaining to regulatory and administrative law, transactional matters, litigation, and reimbursement issues. Mr. Elsbernd holds a Bachelor of Arts degree in history from the University of Illinois-Urbana and a law degree from the Saint Louis University School of Law.

Family Relationships

There are no family relationships between or among any of our directors and/or officers.

COMPENSATION – DISCLOSURE AND ANALYSIS

The role of the compensation committee in setting executive officer compensation

The Compensation Committee establishes and regularly reviews our compensation philosophy and programs, exercises authority with respect to the determination and payment of base and incentive compensation to our executive officers and administers our 2014 Stock Incentive Plan (the “2014 Plan”) and our 2006 Stock Incentive Plan (the “2006 Plan” and, together with the 2014 Plan, the “Plans”). Our Compensation Committee consists of three members, each of whom is independent as that term is defined in the Sarbanes-Oxley Act of 2002 and the rules and regulations that have been promulgated thereunder and under the Exchange Act, and in the applicable NASDAQ listing standards.

Executive officers

During 2016, our Board of Directors designated that our “executive officers” (as that term is defined in the rules and regulations under the Exchange Act) are our Chief Executive Officer (Patrick J. McEnany), our Chief Operating and Chief Scientific Officer (Dr. Steven Miller), our Chief Financial Officer (Alicia Grande), our Chief Medical Officer (Dr. Gary Ingenito) and our Chief Commercial Officer (Paul Merrigan). Mr. McEnany, Dr. Miller, Ms. Grande, and Dr. Ingenito were employed by us for all of fiscal 2016. Mr. Merrigan was employed by us until May 2016, when he was terminated as part of the reduction-in-force described below. These five individuals are our “named executive officers,” as that term is sometimes used in this proxy statement.

Overview of executive officer compensation

In evaluating executive compensation, our Compensation Committee receives third-party data and analysis on market trends and competitive practices from its independent compensation consultant. The Compensation Committee also receives and considers the recommendations of our Chief Executive Officer with respect to goals and compensation of executive officers. Our Compensation Committee assesses the information it receives in accordance with its business judgment. Our Chief Executive Officer is not present when his compensation is discussed by the Compensation Committee.

Our Compensation Committee believes that our executive officers are instrumental to our success. To that end, our compensation program is designed around the following:

Pay Element	Form	Purpose

Base Salary	Cash (Fixed)	Provides a competitive level of compensation that reflects position responsibilities, strategic importance of the position and individual experience.

Short-Term Incentive (Annual Bonus)	Cash (Fixed)	Provides a cash-based award that recognizes the achievement of corporate goals in support of an annual business plan.

Long-Term Incentive	Equity (Variable)	Provides incentives for management to execute financial and strategic growth goals that support long-term stockholder value creation and our ability to recruit, retain and motivate key executives.

We also offer health and other insurance benefits to each of our employees, including our executive officers. Such benefits are equal to the benefits available to all employees. No other perquisite benefits are available to our executive officers.

Process of setting 2016 executive officer compensation

In June 2014, the Compensation Committee engaged Radford (an Aon Hewitt Company), an independent compensation consultant, to provide advice and recommendations relating to our executive and non-executive compensation arrangements. Radford assisted in determining an appropriate peer group to evaluate the Company’s executive compensation group for alignment with governance and market best practices, and provided recommendations as to a compensation philosophy to guide executive officer compensation for 2015 and future years. Those recommendations were adopted by the Compensation Committee and followed in setting compensation for executive officers during the 2015 fiscal year.

In December 2015, the Compensation Committee revised our peer group after discussion with Radford. The revised peer group was selected based on the following criteria: (i) publicly traded, pre-commercial therapeutics/biotechnology companies; (ii) companies predominately in Phase 2 or 3 of clinical trials, but including companies that have filed a new drug application for their lead product; (iii) companies with market capitalization of between $200 million and $800 million; and (iv) companies with less than 100 employees.

The following table presents the peer group selected by the Compensation Committee following its discussions with Radford for setting future executive officer compensation. The Compensation Committee believed when it selected this peer group that this peer group was appropriate from a strategic/stage of development and market capitalization prospective based on the above-defined criteria.

AcelRx Pharmaceuticals	Adamas Pharmaceuticals	Alimera Sciences
Amicus Therapeutics	Antheria Pharmaceuticals	Cempra
ChemoCentryx	CytRx	Fortress Biotech
Geron	Idera Pharmaceuticals	La Jolla Pharmaceuticals
Medgenics	Omeros	Orexigen Therapeutics
Raptor Pharmaceuticals	Synthetics Biologic	Tetraphase Pharmaceuticals
Threshold Pharmaceuticals	Tonix Pharmaceuticals

Based on the selected peer group, in December 2015, Radford made recommendations to the Compensation Committee regarding cash (base salary and targeted bonus) for each executive officer position. The Compensation Committee determined, largely following the recommendations of Radford, to increase the base salary of our executive officers by the greater of 4% or to bring the executives to the 25th percentile of base compensation payable to comparable executives in the peer group. The base compensation payable in 2016 to our executive officers is set forth in the “Summary Compensation Table” below.

At the same meeting, the Compensation Committee deferred setting 2016 goals and objectives for bonus compensation until after our 2016 budget was approved by the Board. The budget was approved by our board of directors in January 2016 and it was expected that the 2016 goals and objectives for bonus compensation would be considered shortly thereafter.

However, in February 2016, we received a refusal to file (RTF) letter from the U.S. Food and Drug Administration (FDA) with respect to the new drug application (NDA) for our principal product, amifampridine phosphate (Firdapse®), that we had submitted in December 2015. This put on hold all further compensation discussions of the Compensation Committee while we spent several months negotiating with the FDA over what additional studies would be required before we would be permitted to resubmit an NDA for our product, and we are currently executing on a plan under which, while there can be no assurance, we hope (based on currently available information) that we will be in a position to resubmit our NDA for Firdapse in the second half of 2017.

Prior to the receipt of the RTF Letter, we had been actively taking steps to prepare for the commercialization of Firdapse in the United States. However, when it became clear that additional studies would be required before we would be permitted to resubmit our NDA for Firdapse to the FDA, we took steps to conserve our cash, including completing a reduction-in-force in which we terminated most of our commercial staff, including our Chief Commercial Officer. We also suspended the implementation of the compensation policy that had previously been adopted by our Compensation Committee until we resolved the challenges facing our business.

For 2016 services, we paid our employees, including our named executive officers, a small discretionary cash bonus equal to 5% of each employees’ 2016 salary. These cash bonuses, which were significantly lower amounts than would have likely been paid based on the bonus scheme contemplated under the compensation philosophy previously adopted by the Compensation Committee following the recommendations of Radford, were intended to thank our employees for their hard work during this difficult period in our company’s history and to incentivize their future performance. We also increased for 2017 the base compensation of all of our employees, including our named executive officers, by a 3% cost of living adjustment.

We anticipate that as we move forward towards resubmitting an NDA for Firdapse® to the FDA, our Compensation Committee will again focus on the compensation payable by peer companies and will develop a target bonus plan for cash bonus compensation for our executive officers that will include both individual and corporate targets.

Summary Compensation Table

The following table sets forth information about the compensation earned during 2016, 2015 and 2014 by our Chief Executive Officer, our Chief Financial Officer, and our three most highly compensated officers during the fiscal year ended December 31, 2016.

Awards ($)
Name and Principal Position	Year	Salary ($)	Cash Bonus ($)	Stock (1)	Option (2)	Non-Equity Incentive Compensation	All Other Compensat- ion ($) (3)	Totals ($)
Patrick J. McEnany Chairman, President and CEO	2016 2015 2014	473,000 453,000 425,000	23,556 169,875 85,000	— — 226,400	111,163 532,776 734,487	— — —	— — —	607,719 1,155,651 1,470,887

Steven R. Miller, COO and CSO	2016 2015 2014	365,400 350,000 300,000	18,200 78,750 100,000	— — —	55,582 274,400 452,934	— — —	10,600 10,600 10,400	449,782 713,750 863,334

Alicia Grande, Vice President, Treasurer and CFO	2016 2015 2014	301,000 288,000 240,000	15,000 64,800 48,000	— — —	55,582 274,400 416,209	— — —	10,600 10,600 9,904	382,182 637,800 714,113

Gary Ingenito, CMO and Head of Regulatory Affairs (4)	2016 2015	358,000 166,212	17,835 75,375	— —	55,582 726,574	— —	— —	431,417 968,161

Paul Merrigan, former Chief Commercial Officer (5)	2016 2015	320,000 98,750	— 24,375	— —	8,809 677,816	— —	1,000 —	329,809 800,941

(1)

The amounts reported in this column are based on the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for restricted stock unit grants to the executive officers in the listed fiscal year.

(2)

The amounts reported in this column represent the grant date fair value of stock option awards granted in accordance with FASB ASC Topic 718 for the listed year. For additional information on the valuation assumptions used in the calculation of these amounts, refer to Note 12 to the “Notes to Financial Statements” contained in our 2016 Annual Report on Form 10-K.

(3)	All other compensation consists of 401(k) employer match.
(4)

Dr. Ingenito joined us in June 2015. His salary reflects services for 7/12 of 2015. His cash bonus for 2015 was calculated on his full year compensation and was intended to replace an equivalent bonus that he would have earned from his former employer.

(5)

Mr. Merrigan joined us in September 2015. Mr. Merrigan was terminated from employment with us in May 2016 as part of a reduction-in-force. Compensation for 2016 includes severance compensation paid to Mr. Merrigan following his termination from employment.

Employment Agreements and Potential Payments upon Termination or Change in Control

We have an employment agreement with Patrick J. McEnany, our Chairman, President and Chief Executive Officer, which provides for the payment of a base salary plus bonus compensation based on performance. Mr. McEnany’s employment agreement also contains a “change of control” severance arrangement if the employee is not retained in our employment after a change of control. The employment agreement for Mr. McEnany expires on November 8, 2018. After the expiration of his employment agreement, Mr. McEnany becomes an employee-at-will, and he will still be entitled to payments for termination without cause or in the event of a change in control, as set forth below.

Pursuant to the employment agreement that we have with Mr. McEnany, we may terminate his employment at any time for “cause”, in which he would have no right to receive compensation or other benefits for any period after termination. Termination for “cause” may also occur when the executive performs dishonest acts intended to benefit the executive personally, the executive’s willful neglect of the executive’s duties, or failure to perform such duties because of gross negligence on the part of the executive, violation of any obligation under the executive’s employment agreement not remedied by the executive after ten (10) days’ notice of such violation, or the executive’s arrest for, conviction of or plea of nolo contendre to a crime constituting a felony.

In certain circumstances, Mr. McEnany is entitled to severance pay. These circumstances include (i) his voluntary resignation after a change in control or a demotion, or our failure to perform our material obligations under his employment agreement and our failure to remedy such violation within ten (10) days’ notice of such violation, (ii) his termination without cause, (iii) his total and permanent disability, or (iv) his death.

A change in control under our employment agreement with Mr. McEnany includes:

•

the sale, transfer, assignment or other disposition (including by merger or consolidation, but excluding any sales by stockholders made as part of an underwritten public offering of the common stock of the company), in one transaction or a series of related transactions, of more than fifty percent (50%) of the voting power represented by the then-outstanding capital stock of the company to one or more persons (other than to the executive officer or a “group” (as defined under the Securities Exchange Act of 1934) in which the executive officer is a member);

•	the sale of substantially all of the assets of the company (other than a transfer of financial assets made in the ordinary course of business for the purpose of securitization); or

•	the liquidation or dissolution of the company.

Under any of those circumstances, the executive’s severance package includes: (i) the payment of any accrued but unpaid annual bonus at the time of termination; (ii) the payment of the executive’s base salary for a period of at least twelve (12) months; and (iii) continuation of the executive’s medical benefits (in case of disability), including to his family (in case of death or disability).

We have letter agreements with each of our executive officers under which each of them is entitled to severance if they are terminated for other than “cause” or if they terminate their employment with us for “good reason” (as those terms are defined in their respective letters), and each of them is entitled to receive severance compensation in the event of termination in connection with a change of control.

The following chart sets forth the amounts payable under these circumstances assuming the event occurred on December 31, 2016:

Name	Payment Due Upon Termination either by company without Cause or Officer for Good Reason	Payment Due Upon the Death or Permanent Disability	Payment Due Upon a Termination by company with Cause or Resignation or Retirement	Payment Due upon a Change of Control
Patrick J. McEnany	$471,120	$510,662	—	$942,240
Steven R. Miller	$364,000	—	—	$364,000
Alicia Grande	$300,000	—	—	$300,000
Gary Ingenito	$348,400	$348,400	—	$348,400

Grants of Plan-Based Awards for 2016

The following table provides information relating to options granted during the fiscal year ended December 31, 2016:

Name	Grant Date (1)	Number of Securities Underlying Options (#) (2)	Exercise Price of Option Awards ($/share)	Grant Date Fair Value of Option Awards
Patrick J. McEnany	6/15/2016	200,000	$0.79	$111,163
Steven R. Miller	6/15/2016	100,000	$0.79	$55,582
Alicia Grande	6/15/2016	100,000	$0.79	$55,582
Gary Ingenito	6/15/2016	100,000	$0.79	$55,582

(1)	Options were granted either at meetings of the Compensation Committee held on the grant date or by unanimous written consents of the Compensation Committee adopted on the grant date.
(2)	Options vest one-half on the first anniversary of the grant date and one-half on the second anniversary of the grant date, and expire on the seventh anniversary of the grant date.

Securities Authorized for Issuance under Equity Compensation Plans

The following table gives information about our common stock that may be issued upon the exercise of options as of December 31, 2016:

	Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted-average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for equity compensation plans
Securities issued under the 2006 and 2014 Plans	4,660,000	$1.94	2,076,667

2014 Stock Incentive Plan

In February 2014, our Board of Directors adopted the 2014 Plan, which became effective in May 2014 when the 2014 Plan was approved by our stockholders at the 2014 annual meeting of stockholders. An amendment adding 2,000,000 shares to the 2014 Plan was approved by our stockholders at the 2016 annual meeting of stockholders and we have reserved 6,000,000 shares for issuance under the 2014 Plan, as amended.

As of April 3, 2017, stock options to purchase 5,845,000 shares of our common stock, at exercise prices ranging from $0.79 to $4.64 per share, and 80,000 restricted stock units have been granted under the 2014 Plan, and 643,334 shares remain eligible for grant under the 2014 Plan. If the proposal set forth in Proposal 2 below is adopted, the number of shares remaining eligible for grant under the 2014 Plan will increase by an additional 3 million shares.

Administration. The Compensation Committee administers the 2014 Plan and determines which persons will receive grants of awards and the type of award to be granted to such persons. The Compensation Committee also interprets the provisions of the 2014 Plan and makes all other determinations that it deems necessary or advisable for the administration of the 2014 Plan.

Eligibility. All eligible individuals will be able to participate in the 2014 Plan. Eligible individuals include our directors, officers, employees, independent contractors and consultants, as well as individuals who have accepted an offer of employment with us.

Form of Awards. Awards under the 2014 Plan may be granted in any one or all of the following forms: (i) Incentive Stock Options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (Code), (ii) Non-Qualified Stock Options (unless otherwise noted herein, Options refers to both Incentive Stock Options and Non-Qualified Stock Options), (iii) Stock Appreciation Rights, which may be awarded either in tandem with Options or on a stand-alone basis, (iv) shares of Common Stock that are restricted (Restricted Shares), (v) the right to receive shares of the Company’s common stock at the end of a specified period (RSUs), (vi) the right to receive a fixed number of shares of common stock, or the cash equivalent, which is contingent on the achievement of certain performance goals (Performance Shares), or (vii) the right to receive a designated dollar value, or shares of common stock of the equivalent value, which is contingent on the achievement of certain performance goals (Performance Units).

Form of Awards – Stock Options. Stock options may be granted under the 2014 Plan for the purchase of shares of our common stock. The Compensation Committee may designate Options as either Incentive Stock Options or Non-Qualified Stock Options. The term of each Option granted will be determined by the Compensation Committee. However, no Incentive Stock Option will be exercisable more than ten years after the date it is granted, or in the case of an Incentive Stock Option granted to an employee owning more than 10% of the total combined voting power of all classes of stock of the Company (a “10% Stockholder”), more than five years after the date it is granted.

The purchase price per share under each Incentive Stock Option will be specified by the Compensation Committee, but in no event may it be less than 100% of the market price per share of Common Stock on the date the Incentive Stock Option is granted. In the case of an Incentive Stock Option granted to a 10% Stockholder, the purchase price per share must not be less than 110% of the market price of the Common Stock on the date of grant.

Stock options may be exercised in whole or in part. Payment for such exercise must be made in cash or through the delivery to us of shares of common stock previously owned by the option holder. The Compensation Committee, in its sole and absolute discretion, may allow other forms of payment, including cashless exercises of such stock options.

Form of Awards – Stock Appreciation Rights. Stock Appreciation Rights may be awarded by the Compensation Committee in such amounts and on such terms and conditions as the Compensation Committee shall determine, in its sole and absolute discretion. The terms and conditions of any Stock Appreciation Right shall be substantially identical to the terms and conditions of such Stock Appreciation Right should the grant of such Stock Appreciation Right had been the grant of an Option.

Upon exercise of a Stock Appreciation Right, the owner of such Stock Appreciation Right shall be entitled to receive payment in cash, in shares of Common Stock, or a combination thereof, as determined by the Compensation Committee in its sole and absolute discretion. The amount of such payment shall be determined by multiplying the excess, if any, of the fair market value of a share of Common Stock on the date of exercise over the fair market value of the common stock on the grant date, by the number of shares of Common Stock with respect to which the Stock Appreciation Rights are being exercised.

Form of Awards – Restricted Stock. Shares of Restricted Stock may be granted, in such amounts and on such terms and conditions as the Compensation Committee may determine, in its sole and absolute discretion. The Compensation Committee shall impose such restrictions on any Restricted Stock granted under the 2014 Plan as it may deem advisable.

Except as provided by the Compensation Committee in its sole and absolute discretion, Restricted Stock granted under the 2014 Plan will vest over a four year period after the grant date in equal annual increments of 25%. Shares of Restricted Stock may also be granted subject to performance goals, and such shares will be released from restrictions only after the attainment of such performance goals has been certified by the Compensation Committee.

Unless otherwise provided in the award agreement with respect to such grants, until the expiration of all applicable restrictions, (i) the Restricted Stock is treated as outstanding common stock in the Company, (ii) the participant holding shares of Restricted Stock may exercise full voting rights with respect to such shares, and (iii) the participant holding shares of Restricted Stock is entitled to all dividends and other distributions paid with respect to such shares while they are so held.

Form of Awards – RSUs. RSUs may be granted, in such amounts and on such terms and conditions as the Compensation Committee may determine, in its sole and absolute discretion. The Compensation Committee shall impose such restrictions on any RSUs granted under the 2014 Plan as it may deem advisable.

Unless otherwise provided by the Compensation Committee in the award agreement, upon the expiration of all applicable restrictions, shares of common stock will be paid within 60 days following the date the restrictions lapse. Participant’s holding RSUs will not have any rights of a stockholder until the underlying share of common stock are delivered.

Form of Awards – Performance Shares and Performance Units. Performance Shares and Performance Units may be granted, in such amounts and on such terms and conditions as the Compensation Committee may determine, in its sole and absolute discretion. All grants of Performance Shares and Performance Units shall satisfy the requirements set forth in the 2014 Plan. The criteria under which Performance Shares and Performance Units may be granted are set forth in the 2014 Plan.

As soon as practicable after the end of a performance period (as set forth by the Compensation Committee), the Compensation Committee shall determine to what extent the Performance Shares or Performance Units have been earned on the basis of the related performance.

Transferability of Awards. Awards are non-transferable other than by will or by the laws of descent and distribution or as otherwise expressly allowed by the Compensation Committee pursuant to a gift to members of an eligible person’s immediate family. The gift may be directly or indirectly transferred, by means of a trust, partnership, or otherwise. Stock options and SARs may be exercised only by the optionee, any such permitted transferee or a guardian, legal representative or beneficiary.

Change of control. If there is a change in control of our company, any award that is not exercisable and vested may immediately become exercisable and vested in the sole and absolute discretion of the Compensation Committee. Vested awards will be deemed earned and payable in full. The Compensation Committee may also terminate the awards, entitling participants to a cash payment. If our company is liquidated or dissolved, awards may also be converted into the right to receive liquidation proceeds. In the event that the Compensation Committee does not terminate or convert an award upon a change of control, then the award will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation.

Amendments, Modifications and Termination. Our Board of Directors may, at any time, amend, suspend or terminate the 2014 Plan, but the Board may not impair the rights of holders of outstanding awards without the holder’s consent. No amendment to the 2014 Plan may be made without consent of our stockholders. In the event that an award is granted to a person residing outside of the United States, the Board may, at its discretion, modify the terms of the agreement to comply with the laws of the country of which the eligible individual is a resident. The 2014 Plan will terminate 10 years after its effective date.

2006 Stock Incentive Plan

In July 2006, we adopted the 2006 Plan. Following final approval of the 2014 Plan by our stockholders in May 2014, no further awards were made under the 2006 Plan. As of December 31, 2016, stock options to purchase 940,000 shares of our common stock were outstanding under the 2006 Plan, at exercise prices ranging from $0.47 per share to $1.07 per share.

Administration. The Compensation Committee administers the 2006 Plan and makes all determinations that it deems necessary or advisable for the administration of the 2006 Plan.

Transferability of awards. Awards are non-transferable other than by will or by the laws of descent and distribution or as otherwise expressly allowed by the Compensation Committee pursuant to a gift to members of an eligible person’s immediate family. The gift may be directly or indirectly transferred, by means of a trust, partnership, or otherwise. Stock options and stock appreciation rights may be exercised only by the optionee, any such permitted transferee or a guardian, legal representative or beneficiary.

Change of control. If there is a change in control of our company, any award that is not exercisable and vested may become immediately exercisable and vested in the sole and absolute discretion of the Compensation Committee. Vested awards will be deemed earned and payable in full. The Compensation Committee may also terminate the awards, entitling participants to a cash payment. If we are liquidated or dissolved, awards may also be converted into the right to receive liquidation proceeds. In the event that the Compensation Committee does not terminate or convert an award upon a change of control, then the award will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation.

Amendments, modifications and termination. Our Board of Directors may not impair the rights of holders of outstanding awards without the holder’s consent. No amendment to the 2006 Plan may be made without consent of our stockholders. In the event that an award is granted to a person residing outside of the United States, the Board may, at its discretion, modify the terms of the agreement to comply with the laws of the country of which the eligible individual is a resident. The 2006 Plan terminated 10 years after its effective date, but options outstanding under the 2006 Plan that have not yet expired remain outstanding pursuant to the terms of such options.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth certain information regarding equity-based awards held by our named executive officers as of December 31, 2016.

	OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2016
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested	Market Value of Shares or Units of Stock that Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested
Patrick J. McEnany	200,000 200,000	— 100,000	— —	0.47 3.12	12/12/17 08/28/21	—	—	—	—
	100,000	200,000	—	2.53	12/30/22	—	—	—	—
	—	200,000	—	0.79	06/15/23	—	—	—	—
	—	—	—	—	—	—	—	26,667	—

Steven R. Miller	200,000 123,333 50,000	— 61,667 100,000	— — —	0.47 3.12 2.53	12/12/17 08/28/21 12/30/22	— — —	— — —	— — —	— — —
	—	100,000	—	0.79	06/15/23	—	—	—	—

Alicia Grande	200,000 113,333	— 56,667	— —	0.47 3.12	12/12/17 08/28/21	— —	— —	— —	— —
	50,000	100,000	—	2.53	12/30/22	—	—	—	—
	—	100,000	—	0.79	06/15/23	—	—	—	—

Gary Ingenito	50,000 50,000	100,000 100,000	— —	4.13 2.53	06/30/22 12/30/22	— —	— —	— —	— —
	—	100,000	—	0.79	06/15/23	—	—	—	—

Paul Merrigan	50,000 50,000	— —	— —	4.20 2.53	5/13/19 5/13/19	— —	— —	— —	— —

Option Exercises

No stock options were exercised by our named executive officers during the year ended December 31, 2016.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed the Compensation – Discussion and Analysis required by Item 402(b) of Regulation S-K of the SEC’s rules and regulations with management and based on such review and discussions the Compensation Committee recommended to the Board of Directors that the Compensation – Discussion and Analysis be included in our proxy statement for the 2017 Annual Meeting.

Compensation Committee

David S. Tierney, Chair

Richard J. Daly

Charles B. O’Keeffe

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, or the Securities Exchange Act of 1934 that might incorporate future filings, including this proxy statement, in whole or in part, the Compensation Committee Report above shall not be incorporated by reference into any such filings.

COMPENSATION OF DIRECTORS

Fiscal 2016 Director Compensation

The following table provides information regarding compensation earned by our non-employee directors for the year ended December 31, 2016.

Name	Fees Earned or Paid in Cash ($)	Stock Awards (1) (2) ($)	Total ($)
Philip H. Coelho (3)	50,500	28,000	78,500
Charles B. O’Keeffe (4)	72,500	28,000	100,500
David S. Tierney (3)	51,000	28,000	79,000
Donald A. Denkhaus (3)	54,000	28,000	82,000
Richard J. Daly	45,000	28,000	73,000

(1)	The amounts reported in this column represent the grant date fair value of stock option awards granted in accordance with FASB ASC Topic 718 for 2016.
(2)	The aggregate number of stock options held by each non-employee director as of December 31, 2016 is indicated in the table below:

Name	Number of Options
Philip H. Coelho	190,000
Charles B. O’Keeffe	190,000
David S. Tierney	190,000
Donald A. Denkhaus	140,000
Richard J. Daly	140,000

(3)

Mr. Denkhaus serves as chair of our Audit Committee, Dr. Tierney serves as chair of our Compensation Committee, and Mr. Coelho serves as Chair of our Nominating and Corporate Governance Committee. Each received additional compensation for acting as chair of a Board committee in 2016.

(4)	Mr. O’Keeffe serves as our lead independent director. Mr. O’Keeffe receives additional compensation for his services as lead independent director.

Compensation of Directors Generally

For 2016, non-employee directors received an annual retainer of $35,000, the chairs of the Audit, Compensation and Nominating & Corporate Governance Committees received an additional retainer of $15,000, $12,000 and $8,000, respectively, and members of the Audit, Compensation and N&CG Committees received an additional retainer of $7,500, $6,000 and $4,000, respectively. No meeting fees are paid. Further, directors receive annual stock option grants.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of the Record Date for this Proxy Statement, we had 82,972,316 shares of our common stock outstanding. The following table sets forth, as of the date of this Proxy Statement, certain information regarding the shares of common stock owned of record or beneficially by (i) each person who owns beneficially more than 5% of our outstanding common stock; (ii) each of our directors and executive officers; and (iii) all directors and officers as a group.

	Shares Beneficially Owned (1)
Name	Number	Percentage
BioMarin Pharmaceutical, Inc. (2)	6,666,667	8.0
Broadfin Capital, LLC (3)	8,200,000	9.9
Baker Bros. Advisors, LP (4)	5,102,153	6.2
Patrick J. McEnany (5)	4,951,026	5.9
Charles B. O’Keeffe (6)	633,376	*
David S. Tierney (7)	433,401	*
Philip H. Coelho (7)	343,287	*
Richard Daly (8)	103,333	*
Donald A. Denkhaus (8)	203,333	*
Steven R. Miller (9)	831,020	1.0
Alicia Grande (10)	559,679	*
Gary Ingenito (11)	100,000	*
All officers and directors as a group (11 persons) (12)	8,213,454	9.6

*	Less than one percent
(1)

Unless otherwise indicated, each person named in the table has the sole voting and investment power with respect to the shares beneficially owned. Further, unless otherwise indicated, the address for each person named in this table is c/o Catalyst Pharmaceuticals, Inc.

(2)	Reported in a Schedule 13G filed by BioMarin on December 11, 2012. According to the Schedule 13G, BioMarin’s address is 105 Digital Drive, Novato, CA 94949.
(3)	Reported in a Schedule 13G filed by Broadfin on February 13, 2017. According to the Schedule 13G, Broadfin’s address is 300 Park Avenue, 25th Floor, New York, New York 10022.
(4)	Reported in a Schedule 13G filed by Baker Bros. Advisors on February 14, 2017. According to the Schedule 13G, Baker Bros. address is 667 Madison Avenue, 21st Floor, New York, N.Y. 10065.
(5)

Includes options to purchase 500,000 shares of our common stock, of which 200,000 shares are exercisable at a price of $0.47 per share, 200,000 shares are exercisable at a price of $3.12 per share, and 100,000 shares are exercisable at a price of $2.53 per share. Also includes a five-year warrant to purchase 31,250 shares of our common stock at an exercise price of $1.04 per share that expires on May 30, 2017. Excludes: (i) unvested stock options to purchase 100,000 shares of our common stock at an exercise price of $3.12 per share that will vest in on August 28, 2017, (ii) 26,667 restricted stock units that will vest on November 13, 2017, (iii) unvested stock options to purchase 200,000 shares of our common stock at an exercise price of $2.53 per share that will vest in two annual tranches beginning on December 30, 2017, (iv) unvested stock options to purchase 200,000 shares of our common stock at an exercise price of $0.79 per share that will vest in two annual tranches beginning on June 15, 2017, (v) 250,000 shares of our common stock at an exercise price of $1.13 per share that will vest in three annual tranches beginning on January 3, 2018, and (vi) 145,921 shares of common stock owned by Mr. McEnany’s spouse.

(6)

Includes options to purchase 170,000 shares of our common stock, of which 50,000 shares are exercisable at a price of $0.47 per share, 50,000 shares are exercisable at a price of $3.12 per share, 40,000 are exercisable at a price of $2.53 per share, and 30,000 shares are exercisable at a price of $1.13 per share. Also includes a five-year warrant to purchase 31,250 shares of our common stock at an exercise price of $1.04 per share that expires on May 30, 2017. Excludes: (i) unvested stock options to purchase 50,000 shares of our common stock at an exercise price of $0.79 per share that will vest in two annual tranches beginning on June 15, 2017, and (ii) unvested stock options to purchase 30,000 shares of our common stock at an exercise price of $1.13 per share that will vest on January 3, 2018.

(7)

Includes options to purchase 170,000 shares of our common stock, of which 50,000 shares are exercisable at a price of $0.47 per share, 50,000 shares are exercisable at a price of $3.12 per share, 40,000 shares are exercisable at a price of $2.53 per share, and 30,000 shares are exercisable at a price of $1.13 per share. Excludes: (i) unvested stock options to purchase 50,000 shares of our common stock at an exercise price of $0.79 per share that will vest in two annual tranches beginning on June 15, 2017, and (ii) unvested stock options to purchase 30,000 shares of our common stock at an exercise price of $1.13 per share that will vest on January 3, 2018.

(8)

Includes options to purchase 103,333 shares of our common stock, of which 33,333 shares are exercisable at a price of $3.35 per share, 40,000 shares are exercisable at a price of $2.53 per share, and 30,000 shares are exercisable at a price of $1.13 per share. Excludes: (i) unvested stock options to purchase 16,667 shares of our common stock at an exercise price of $3.35 per share that will vest on February 19, 2018, (ii) unvested stock options to purchase 50,000 shares of our common stock at an exercise price of $0.79 per share that will vest in two annual tranches beginning on June 15, 2017, and (iii) unvested stock options to purchase 30,000 shares of our common stock at an exercise price of $1.13 per share that will vest on January 3, 2018.

(9)

Includes options to purchase 373,333 shares of our common stock, of which 200,000 shares are exercisable at a price of $0.47 per share, 123,333 shares are exercisable at a price of $3.12 per share, and 50,000 shares are exercisable at a price of $2.53 per share. Excludes: (i) unvested stock options to purchase 61,667 shares of our common stock at an exercise price of $3.12 per share that will vest on August 28, 2017, (ii) unvested stock options to purchase 100,000 shares of our common stock at an exercise price of $2.53 per share that will vest in two annual tranches beginning on December 30, 2017, (iii) unvested stock options to purchase 100,000 shares of our common stock at an exercise price of $0.79 per share that will vest in two annual tranches beginning on June 15, 2017, and (iv) unvested stock options to purchase 150,000 shares of our common stock at an exercise price of $1.13 per share that will vest in three annual tranches beginning on January 3, 2018.

(10)

Includes options to purchase 363,333 shares of our common stock, of which 200,000 shares are exercisable at a price of $0.47 per share, 113,333 shares are exercisable at a price of $3.12 per share, and 50,000 shares are exercisable at a price of $2.53 per share. Excludes: (i) unvested stock options to purchase 56,667 shares of our common stock at an exercise price of $3.12 per share that will vest on August 28, 2017, (ii) unvested stock options to purchase 100,000 shares of our common stock at an exercise price of $2.53 per share that will vest in two annual tranches beginning on December 30, 2017, (iii) unvested stock options to purchase 100,000 shares of our common stock at an exercise price of $0.79 per share that will vest in two annual tranches beginning on June 15, 2017, and (iv) unvested stock options to purchase 150,000 shares of our common stock at an exercise price of $1.13 per share that will vest in three annual tranches beginning on January 3, 2018.

(11)

Includes options to purchase 100,000 shares of our common stock, of which 50,000 are exercisable at an exercise price of $4.13 per share and 50,000 are exercisable at an option exercise price of $2.53 per share. Excludes: (i) unvested stock options to purchase 100,000 shares of our common stock at an exercise price of $4.13 per share that will vest in two annual tranches beginning on June 30, 2017, (ii) unvested stock options to purchase 100,000 shares of our common stock at an exercise price of $2.53 per share that will vest in two annual tranches beginning on December 30, 2017, (iii) unvested stock options to purchase 100,000 shares of our common stock at an exercise price of $0.79 per share that will vest in two annual tranches beginning on June 15, 2017, and (iv) unvested stock options to purchase 150,000 shares of our common stock at an exercise price of $1.13 per share that will vest in three annual tranches beginning on January 3, 2018.

(12)

Includes options and warrants to purchase 2,170,831 shares of our common stock at prices ranging from $0.47 per share to $4.13 per share. Excludes: (i) unvested stock options to purchase 2,696,669 shares of our common stock, and (ii) 26,667 unvested restricted stock units.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since 2015, we have had no transactions or proposed transactions in which we were or are to be participants and in which any related person had or will have a direct or indirect material interest.

PROPOSAL ONE

ELECTION OF DIRECTORS

Our certificate of incorporation and bylaws provide for a board of directors elected annually for one-year terms. The Board of Directors has no reason to believe that any of the persons named will be unable to serve if elected. If any nominee is unable to serve as a director, the enclosed proxy will be voted for a substitute nominee selected by the Board of Directors.

Nominees for Director

The nominees for director are as follows:

Name	Age	Director Since
Patrick J. McEnany	69	January 2002
Philip H. Coelho	73	October 2002
Charles B. O’Keeffe	77	December 2004
David S. Tierney, M.D.	53	October 2002
Richard J. Daly	55	February 2015
Donald A. Denkhaus	71	February 2015

Biographical information about each of our candidates for director is contained above in “Our Board of Directors.”

Consideration of Future Nominees

The Nominating & Corporate Governance Committee will consider director candidates recommended by our stockholders. Any stockholder wishing to submit a recommendation with respect to the 2018 Annual Meeting of Stockholders should send a signed letter of recommendation to us at 355 Alhambra Circle, Suite 1250, Coral Gables, Florida 33134, Attention: Corporate Secretary. To be considered, recommendation letters must be received between January 25, 2018 and February 24, 2018, and must include: (i) all information about the nominee required to be disclosed in solicitations of proxies in an election contest; (ii) the written consent of the nominee to the nomination and such nominee’s willingness to serve if elected; and (iii) the name and address of the stockholder making such recommendation, the class and number of shares of capital stock the stockholder owns, and a representation by the stockholder that such stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and intends to appear, in person or by proxy, to propose such nomination.

Vote Required

The election of directors requires a plurality of the votes cast by the holders of our common stock. A “plurality” means the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the meeting. Consequently, any shares not voted (whether by abstention, broker non-vote or otherwise) have no impact on the election of directors.

The Board of Directors recommends a vote in favor of the six persons listed above who have been nominated for election to the Board of Directors.

PROPOSAL TWO

APPROVAL OF AN AMENDMENT TO OUR 2014 STOCK INCENTIVE PLAN

You are being asked to approve an amendment (the “Amendment”) to our 2014 Stock Incentive Plan (the “2014 Plan”), which is set forth as Annex A to this Proxy Statement. If approved, the amendment will become effective on May 25, 2017, the date of the annual meeting. As of April 3, 2017, there were options to purchase 5,148,333 shares with a weighted average exercise price of $1.97 per share outstanding under the 2014 Plan, and 643,334 shares remained available for future issuance.

Stock-based compensation is a fundamental component of our compensation program. Our equity compensation program is designed to attract and retain key employees, directors and consultants, many of whom view equity incentives as a key component of their compensation. Stock-based compensation encourages and rewards employee performance and helps align employee interests with those of our stockholders. We currently award stock options on an annual basis to our employees and to members of our Board of Directors as part of their overall compensation package for that year. The Amendment will add additional shares into the 2014 Plan so that we are able to continue to grant stock-based awards in order to continue to motivate existing key employees, consultants and members of our Board of Directors and align their financial interests with those of our stockholders.

Upon recommendation from the Compensation Committee, the Board of Directors approved the Amendment on February 23, 2017. The Board of Directors believes that the Amendment serves a critical role in attracting and retaining the high-caliber employees, consultants and directors that are essential to our success and in motivating these individuals to strive to reach our goals.

By approving the Amendment, stockholders will be approving the addition of 3,000,000 shares to the 2014 Plan, representing approximately 3.5% of our outstanding common stock as of April 3, 2017 on a fully diluted basis. The 2014 Plan, as amended to date, reserved 6 million shares of common stock for issuance, 643,334 of which remain available for future issuance. This Amendment will increase the number of shares available for issuance under the Plan to 9 million shares, increasing the shares available for issuance under the Plan by an additional 3 million shares.

The primary features of the Plan which, except for the increase in shares set forth under the Amendment, will remain the same if the stockholders approve this proposal. Such terms are described in “Equity Compensation Plan Information—2014 Stock Incentive Plan” beginning on page 20 of this proxy statement.

The Board of Directors recommends that stockholders approve the proposed amendment to our 2014 Stock Incentive Plan.

PROPOSAL THREE

APPROVAL OF STOCKHOLDERS’ RIGHTS PLAN

Overview

On September 20, 2011, the Board adopted a stockholders rights plan, which was subsequently amended on September 19, 2016 (together, the “Rights Plan”). The terms of the Rights Plan are contained in a Rights Agreement, dated September 20, 2011, amended by Amendment No. 1 to Rights Agreement, dated September 19, 2016 (together, the “Rights Agreement”) between the Company and Continental Stock Transfer and Trust Company, as rights agent.

The Rights Plan is intended to provide the Board with additional time, in the event of an unsolicited take-over bid, to develop and propose alternatives to the bid and negotiate with the bidder, as well as to ensure equal treatment of stockholders in the context of an acquisition of control made other than by way of an offer to all stockholders, and to lessen the pressure on stockholders to tender to a bid. The Rights Plan is not intended to prevent a change of control to the Company to the detriment of stockholders. The Rights Plan has not been adopted in response to, or in anticipation of, any known or anticipated take-over bid or proposal to acquire control of the company.

We entered into the Rights Agreement with Continental Stock Transfer and Trust Company, as rights agent, to act in connection with the exercise of the rights (“Rights”) issued under the Rights Plan, the issuance of certificates evidencing the Rights and other matters.

Objectives of the Rights Plan

The fundamental objectives of the Rights Plan are to provide adequate time for our Board and stockholders to assess an unsolicited take-over bid for the company, to provide the Board with sufficient time to explore and develop alternatives for maximizing stockholder value if a take-over bid is made, and to provide stockholders with an equal opportunity to participate in a take-over bid. The Rights Plan also prevents the potential adverse impact of an accumulation of a significant interest in the Company through a creeping bid or private agreement transaction. In the absence of the Rights Plan, a person could acquire in excess of 17.5% of the Company’s outstanding common shares through such transactions, without affording all stockholders the opportunity to sell their shares.

The Rights Plan encourages a potential acquirer who makes a take-over bid to proceed by way of an agreement with the Company’s Board of Directors. If the Board of Directors does not waive the Rights Plan after a take-over bid is made, the Rights Plan holds that holders of common shares, other than the acquirer, will be able to effectively purchase common shares at a fifty percent (50%) discount to the market price, thus exposing the person acquiring shares to a significant dilution of their holdings.

The adoption of a rights plan does not relieve the Board of Directors of its fiduciary duty to consider in good faith any proposal to acquire the corporation. Directors are subject to these same fiduciary standards in relation to each board action undertaken with respect to a rights plan, including the adoption of such a plan and any subsequent refusal or agreement to redeem it.

The rights plan has not and will not interfere with the day-to-day operations of the Company. The continuation of the existing outstanding rights and the issuance of any additional rights in the future will not in any way alter the financial condition of the Company, impede its business plans, or alter its financial statements. In addition, the Rights Plan is initially not dilutive. However, if a “Triggering Event” (described below) occurs and the rights separate from the common shares (as described below), reported earnings-per-share and reported cash flow per share on a fully diluted or non-diluted basis may be affected.

Description of the Rights Plan

The following description of the principal terms and conditions of the Rights Plan is in summary only, is not comprehensive and is qualified in its entirety by reference to the full text of the Rights Plan Agreement. A copy of the Rights Plan Agreement is attached as Annex B.

Issuance of Rights

The Company has issued one Right in respect of each common share of the Company. One Right will also be issued in respect of each common share issued before the Distribution Date (as defined below) or until the termination of the Rights Plan Agreement, whichever comes first.

Distribution Date

The Rights are not exercisable until the Distribution Date. As of and after the Distribution Date, the Rights will separate from the common shares and each will become exercisable at a price of $7.80 for 0.01 share of Series A Junior Participating Preferred Stock. This portion of a Preferred Share would give the holder thereof approximately the same dividend, voting and liquidation rights as would one common share.

The Distribution date is the earliest of (i) 10 days following a public announcement that a person has become an “Acquiring Person” by acquiring beneficial ownership of 17.5% or more of the common shares then outstanding, or (ii) 10 business days after the commencement by or on behalf of any person (other than the Company) of a tender or exchange offer, if (a) such tender offer or exchange offer has not commenced as of the date of the Rights Agreement, and (b) upon consummation thereof, such person would become an Acquiring Person.

Issuance of Rights Certificates

As soon as practicable after the Distribution Date, the Rights Agent will mail rights certificates to holders of record of the common shares as of the close of business on the Distribution Date, and, thereafter, the separate rights certificates alone will evidence the Rights.

Expiration of Rights

The Rights will expire on the earlier of (i) the time at which the Rights are redeemed, (ii) the time at which the Rights are exchanged in full, or (iii) September 20, 2019.

Change of Exercise Rights Following Certain Events

The following described events are referred to as “Triggering Events”:

In a “Flip-In Event”, in the event that a person becomes an Acquiring Person, each holder of a Right will thereafter have the right to receive, upon exercise, common shares having a value equal to two times the Purchase Price, meaning that each holder of a Right could purchase $15.60 worth of common stock for the $7.80 purchase price (the number of shares depending on the then-prevailing stock price). Notwithstanding the foregoing, following the occurrence of a person becoming an Acquiring Person, all Rights that are or (under certain circumstances) were beneficially owned by any Acquiring Person will be null and void.

In a “Flip-Over Event”, in the event that, at any time after a person has become an Acquiring Person, (i) the Company engages in a merger or other business combination transaction in which the Company is not the surviving entity, (ii) the Company engages in a merger or other business combination transaction in which the Company is the surviving entity and the common shares of the Company are changed or exchanged, or (iii) 50% or more of the Company’s assets or earning power are sold or transferred, each holder of a Right (except Rights that have been previously voided) shall thereafter have the right to receive, upon exercise, common shares of the Acquiring Company having a value equal to two times the purchase price.

Exchange of Rights

At any time after a person becomes an Acquiring Person, the Board of Directors of the Company may direct the Company to exchange the Rights (other than Rights owned by such person or certain related parties, which shall have become void), in whole or in part, at an exchange ratio of one common share per Right (subject to adjustment). The Company may substitute Preferred Shares (or their equivalent) for common shares at an initial rate of 1/100th of a Preferred Share per Common Share. Immediately upon the action of the Board of Directors of the Company directing the Company to exchange the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive a number of common shares equal to the number of Rights held by such holder multiplied by the exchange ratio.

Adjustments to Prevent Dilution; Fractional Shares

The Board of Directors may adjust the purchase price, the number of Preferred Shares or other securities or assets issuable upon exercise of a right, and the number of rights outstanding to prevent dilution that may occur (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the preferred shares, (ii) in the event of a stock dividend on, or a subdivision or combination of, the common shares, (iii) if holders of the preferred shares are granted certain rights, options, or warrants to subscribe for preferred shares or convertible securities at less than the current market price of the preferred shares, or (iv) upon the distribution to holders of preferred shares of evidences of indebtedness or assets or of subscription rights or warrants. With certain exceptions, no adjustment in the purchase price will be required until cumulative adjustments amount to at least 1% of the purchase price. No fractional preferred shares will be issued (other than fractions that are in integral multiples of one one-hundredth of a preferred share) and in lieu thereof, an adjustment in cash may be made on the market price of the preferred shares on the last trading date prior to the date of exercise.

No Stockholder Rights Prior to Exercise; Tax Considerations

Until a right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of rights will not be taxable to stockholders or to the Company, stockholders may, depending on the circumstances, recognize taxable income in the event that the rights become exercisable for common shares (or other consideration) of the Company or shares of the acquiring company or in the event of the redemption of the rights as set forth above.

Amendment of Rights Agreement

As long as the rights are then redeemable, the Company may supplement or amend any provisions of the Rights Plan Agreement in any respect without the approval of any holders of the rights. At any time when the rights are no longer redeemable, the Company may supplement or amend the Rights Plan Agreement without the holders of any rights in order to (i) cure any ambiguity, (ii) correct or supplement any provisions contained therein which may be defective or inconsistent with any other provisions therein, (iii) shorten or lengthen any time period thereunder, or (iv) change or supplement the provisions thereunder in any manner which the Company deem necessary or desirable; provided, however, that no such supplement or amendment shall adversely affect the interests of holders of rights as such (other than an Acquiring Person or an affiliate or associate thereof), and no such amendment may cause the rights again to become redeemable or cause the rights agreement to become amendable other than as set forth above.

Vote Required

The approval of the Rights Plan requires a plurality of the votes cast by holders of our common stock. If the Rights Plan is not approved by our stockholders, it will be cancelled and of no further force or effect.

The Board of Directors recommends a vote to approve the Stockholders’ Rights Plan.

PROPOSAL FOUR

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

The purpose of this proposal is the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2017. Grant Thornton has served as our independent registered public accounting firm since 2006. The Audit Committee may direct the appointment of new independent auditors at any time during the year without notice to, or the consent of, the stockholders, and the Audit Committee would do so if it were in our best interest and the best interest of our stockholders. Grant Thornton provided services in connection with the audit of our financial statements for the year ended December 31, 2016. Representatives of Grant Thornton are expected to be present at the Annual Meeting and will be given an opportunity to make a statement if so desired and to respond to appropriate questions.

Audit Fees

Information about fees paid to Grant Thornton in fiscal years 2016 and 2015 are contained above in “Independent Auditor’s Fees”

Pre-Approval of Audit Functions

Pursuant to its written charter, the Audit Committee is responsible for pre-approving all audit and permitted non-audit services to be performed for us by our independent registered public accounting firm or any other auditing or accounting firm. 100% of the services provided to us by Grant Thornton in 2016 and 2015 were pre-approved by the Audit Committee.

The Board of Directors recommends that stockholders approve the proposal to ratify the appointment of Grant Thornton LLP as our Independent Registered Public Accounting Firm for the year ending December 31, 2017.

OTHER MATTERS

The Board is not aware of any other business that may come before the meeting. However, if additional matters properly come before the meeting, proxies will be voted at the discretion of proxy holders.

CONTACTING THE BOARD OF DIRECTORS

Stockholders may communicate with the board of directors by directing their communications in a hard copy (i.e. non-electronic) written form to the attention of one or more members of the Board of Directors, or to the Board of Directors collectively, at our principal executive office located at 355 Alhambra Circle, Suite 1250, Coral Gables, Florida 33134, Attention: Corporate Secretary. A stockholder communication must include a statement that the author of such communication is a beneficial or record owner of shares of our common stock. Our corporate secretary will review all communications meeting the requirements discussed above and will remove any communications relating to (i) the purchase or sale of our products or services; (ii) communications from suppliers or vendors relating to our obligations to such supplier or vendor; (iii) communications from pending or threatened opposing parties in legal or administrative proceedings regarding matters not related to securities law matters or fiduciary duty matters, and (iv) any other communications that the corporate secretary deems, in his reasonable discretion, to be unrelated to our business. The corporate secretary will compile all communications not removed in accordance with the procedure described above and will distribute such qualifying communications to the intended recipient(s). A copy of any qualifying communications that relate to our accounting and auditing practices will also be automatically sent directly to the chair of the Audit Committee, whether or not it was directed to such person.

STOCKHOLDER PROPOSALS

Stockholder proposals intended to be presented at the 2018 Annual Meeting of Stockholders must be received by our corporate secretary not later than December 26, 2017 at our principal executive offices, 355 Alhambra Circle, Suite 1250, Coral Gables, Florida 33134, Attention: Corporate Secretary, for inclusion in the proxy statement and proxy relating to the 2018 Annual Meeting of Stockholders. Additionally, we must receive notice of any stockholder proposal to be submitted at the 2018 Annual Meeting of Stockholders (but not required to be in our proxy statement) by January 25, 2018, or such proposal will be considered untimely pursuant to Rule 14a-5(e) and 14a-8 under the Exchange Act. The persons named in the proxies solicited by management may exercise discretionary voting authority with respect to such proposal.

ADDITIONAL INFORMATION

We are delivering our Annual Report to our stockholders with this Proxy Statement. We will furnish without charge to any stockholder submitting a written request, our 2016 Annual Report on Form 10-K as filed with the Securities and Exchange Commission, including the financial statements and any schedules thereto. Such written requests should be directed to our Corporate Secretary at the address set forth above.

BY ORDER OF THE BOARD OF DIRECTORS

Patrick J. McEnany

Chairman of the Board

Coral Gables, Florida

April 14, 2017

ANNEX A

AMENDMENT NO. 2

TO CATALYST PHARMACEUTICALS, INC.

2014 STOCK INCENTIVE PLAN

WHEREAS, the Board of Directors of Catalyst Pharmaceuticals, Inc. (the “Company”) has determined that it is in the Company’s best interests to amend the Company’s 2014 Stock Incentive Plan (the “2014 Plan”)

NOW, THEREFORE, the 2014 Plan is to be amended as follows:

1. Section 5(a) of the 2014 Plan is to be amended in its entirety and restated as follows:

(a) Shares Available for Awards. The Common Stock that may be issued pursuant to Awards granted under the 2014 Plan shall be treasury shares or authorized but unissued shares of the Common Stock. The total number of shares of Common Stock that may be issued pursuant to Awards granted under the 2014 Plan shall be Nine Million (9,000,000) shares.

2. In all other respects the 2014 Plan shall remain in full force and effect.

A-1

ANNEX B

RIGHTS AGREEMENT

This RIGHTS AGREEMENT, dated as of September 20, 2011 (this “Agreement”), is made by and between Catalyst Pharmaceutical Partners, Inc., a Delaware corporation (the “Company”), and Continental Stock Transfer and Trust Company (the “Rights Agent”).

RECITALS

WHEREAS, on September 20, 2011 (the “Rights Dividend Declaration Date”), the Board of Directors of the Company authorized and declared a dividend distribution of one right (each, a “Right”) for each Common Share (as hereinafter defined) outstanding at the Close of Business on October 7, 2011 (the “Record Date”), and further authorized and directed the issuance of one Right (as such number may hereinafter be adjusted pursuant hereto) with respect to each Common Share issued between the Record Date (whether originally issued or delivered from the Company’s treasury) and, except as otherwise provided in Section 22, the earlier of the Distribution Date and the Expiration Date (as such terms are hereinafter defined), each Right initially representing the right to purchase one one-hundredth of a Preferred Share (as hereinafter defined), upon the terms and subject to the conditions hereinafter set forth.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1. Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:

(a) “Acquiring Person” shall mean any Person who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 17.5% or more of the Common Shares then outstanding, but shall not include an Exempt Person. Notwithstanding the foregoing:

(i) any Person who becomes the Beneficial Owner of 17.5% or more of the Common Shares then outstanding as a result of a reduction in the number of Common Shares outstanding due to the repurchase of Common Shares by the Company shall not be deemed an “Acquiring Person” unless and until such Person acquires Beneficial Ownership of any additional Common Shares (other than as a result of a stock dividend, stock split, or similar transaction effected by the Company in which all registered holders of Common Shares are treated substantially equally) while the Beneficial Owner of 17.5% or more of the Common Shares then outstanding;

(ii) if the Board of Directors of the Company determines in good faith that a Person who would otherwise be an Acquiring Person has become such inadvertently, and such Person divests as promptly as practicable a sufficient number of Common Shares so that such Person is no longer the Beneficial Owner of 17.5% or more of the Common Shares then outstanding, then such Person shall not be deemed to be or ever to have been an “Acquiring Person” for any purposes of this Agreement as a result of such inadvertent acquisition; and

(iii) if a Person would otherwise be deemed an “Acquiring Person” upon the execution of this Agreement, such Person (herein referred to as a “Grandfathered Stockholder”) shall not be deemed an “Acquiring Person” for purposes of this Agreement unless and until, subject to Section 1(a)(i) and Section 1(a)(ii) above, such Grandfathered Stockholder acquires Beneficial Ownership of any additional Common Shares (other than as a result of a stock dividend, stock split, or similar transaction effected by the Company in which all registered holders of Common Shares are treated substantially equally) after execution of this Agreement and while the Beneficial Owner of 17.5% or more of the Common Shares then outstanding, in which case such Person shall no longer be deemed a Grandfathered Stockholder and shall be deemed an “Acquiring Person.”

(b) “Act” shall mean the Securities Act of 1933, as amended.

(c) “Adjustment Shares” shall have the meaning set forth in Section 11(a)(ii) hereof.

(d) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement.

(e) “Agreement” shall have the meaning set forth in the preamble hereto.

(f) A Person shall be deemed the “Beneficial Owner” of, shall be deemed to have “Beneficial Ownership” of, and shall be deemed to “beneficially own,” any securities:

(i) which such Person or any of such Person’s Affiliates or Associates beneficially owns, directly or indirectly (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement);

(ii) which such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement, or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, rights, warrants, or options, or otherwise; provided, however, that a Person shall not be deemed the “Beneficial Owner” of, to have “Beneficial Ownership” of, or to “beneficially own,” (A) securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange, (B) securities issuable upon exercise of Rights at any time prior to the occurrence of a Triggering Event (as hereinafter defined), or (C) securities issuable upon exercise of Rights from and after the occurrence of a Triggering Event, which Rights were acquired by such Person or any of such Person’s Affiliates or Associates prior to the Distribution Date or pursuant to Section 3(a) or Section 22 hereof (the “Original Rights”) or pursuant to Section 11(i) or Section 11(p) hereof in connection with an adjustment made with respect to any Original Rights;

(iii) which such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has the right to vote or dispose of, including pursuant to any agreement, arrangement, or understanding (whether or not in writing); provided, however, that a Person shall not be deemed the “Beneficial Owner” of, to have “Beneficial Ownership” of, or to “beneficially own,” any security as a result of an agreement, arrangement, or understanding (whether or not in writing) to vote such security if such agreement, arrangement, or understanding: (A) arises solely from a revocable proxy (as such term is defined in Regulation 14A under the Exchange Act) given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act, including the disclosure requirements of Schedule 14A thereunder, and (B) is not also then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report); or

(iv) which are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person (or any of such Person’s Affiliates or Associates) has any agreement, arrangement, or understanding (whether or not in writing) for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in the proviso to Section 1(f)(iii)), or disposing of any voting securities of the Company;

provided, however, that nothing in this Section 1(f) shall cause a Person engaged in business as an underwriter of securities to be the “Beneficial Owner” of, to have “Beneficial Ownership” of, or to “beneficially own,” any securities acquired or which such Person has the right to acquire through such Person’s participation in good faith in a firm commitment underwriting until the expiration of 40 days after the date of such acquisition, and then only if such securities continue to be owned by such Person at such expiration of 40 days; and provided further, however, that any stockholder of the Company, with Affiliate(s), Associate(s), or other Person(s) who may be deemed representatives of it serving as director(s) of the Company, shall not be deemed to beneficially own securities held by such Persons serving as director(s) of the Company to the extent such securities were issued by the Company to such director(s) in the ordinary course of business as compensation for their services as director(s) of the Company.

(g) “Business Day” shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

(h) “Certificate of Incorporation” shall have the meaning set forth in Section 11(a)(iii) hereof.

(i) “Close of Business” on any given date shall mean 5:00 P.M., New York City time, on such date; provided, however, that if such date is not a Business Day, it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.

(j) “Common Shares” shall mean the shares of common stock, par value $0.001 per share, of the Company, except that “Common Shares” when used with reference to any Person other than the Company shall mean the capital stock of such Person with the greatest voting power, or the equity securities or other equity interests having power to control or direct the management of such Person.

(k) “Common Stock Equivalents” shall have the meaning set forth in Section 11(a)(iii) hereof.

(l) “Company” shall have the meaning set forth in the parties clause at the beginning of this Agreement, except as otherwise provided in Section 13(a) hereof.

(m) “Current Market Price” shall have the meaning set forth in Section 11(d) hereof.

(n) “Current Value” shall have the meaning set forth in Section 11(a)(iii) hereof.

(o) “Distribution Date” shall have the meaning set forth in Section 3(a) hereof.

(p) “Equivalent Preferred Shares” shall have the meaning set forth in Section 11(b) hereof.

(q) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(r) “Exchange Ratio” shall have the meaning set forth in Section 24(a) hereof.

(s) “Exempt Person” shall mean (i) the Company, (ii) any Subsidiary of the Company, (iii) any employee benefit plan of the Company or of any Subsidiary of the Company, or (iv) any Person or entity organized, appointed, or established by the Company or any Subsidiary of the Company for or pursuant to the terms of any such employee benefit plan.

(t) “Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

(u) “Final Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

(v) “Grandfathered Stockholder” shall have the meaning set forth in Section 1(a)(iii) hereof.

(w) “Original Rights” shall have the meaning set forth in Section 1(f)(ii) hereof.

(x) “Ownership Statement” shall have the meaning set forth in Section 3(a) hereof.

(y) “Person” shall mean any individual, firm, corporation, partnership, limited liability company, limited liability partnership, trust, syndicate, or other entity, and shall include any successor (by merger or otherwise) of such entity.

(z) “Preferred Shares” shall mean shares of Series A Junior Participating Preferred Stock, par value $0.001 per share, of the Company having the rights and preferences set forth in the Certificate of Designation attached to this Agreement as Exhibit A, and, to the extent that there are not a sufficient number of shares of Series A Junior Participating Preferred Stock authorized to permit the full exercise of the Rights, any other series of preferred stock of the Company designated for such purpose containing terms substantially similar to the terms of the Series A Junior Participating Preferred Stock.

(aa) “Principal Party” shall have the meaning set forth in Section 13(b) hereof.

(bb) “Purchase Price” shall have the meaning set forth in Section 7(b) hereof.

(cc) “Record Date” shall have the meaning set forth in the recital to this Agreement.

(dd) “Redemption Price” shall have the meaning set forth in Section 23(a) hereof.

(ee) “Right” shall have the meaning set forth in the recital to this Agreement.

(ff) “Rights Agent” shall have the meaning set forth in the parties clause at the beginning of this Agreement, except as otherwise provided in Section 19 and Section 21 hereof.

(gg) “Rights Certificate” shall have the meaning set forth in Section 3(a) hereof.

(hh) “Rights Dividend Declaration Date” shall have the meaning set forth in the recital to this Agreement.

(ii) “Section 11(a)(ii) Event” shall have the meaning set forth in Section 11(a)(ii) hereof.

(jj) “Section 11(a)(ii) Trigger Date” shall have the meaning set forth in Section 11(a)(iii) hereof.

(kk) “Section 13 Event” shall mean any event described in Section 13(a)(i), Section 13(a)(ii), or Section 13(a)(iii) hereof.

(ll) “Shares Acquisition Date” shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed or amended pursuant to Section 13(d) under the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such.

(mm) “Spread” shall have the meaning set forth in Section 11(a)(iii) hereof.

(nn) “Subsidiary” shall mean, with reference to any Person, any corporation or other entity of which an amount of voting securities (or other ownership interests having ordinary voting power) sufficient to elect or appoint at least a majority of the directors (or other persons performing similar functions) of such corporation or other entity is beneficially owned, directly or indirectly, by such Person, or otherwise controlled by such Person.

(oo) “Substitution Period” shall have the meaning set forth in Section 11(a)(iii) hereof.

(pp) “Summary of Rights” shall have the meaning set forth in Section 3(b) hereof.

(qq) “Trading Day” shall have the meaning set forth in Section 11(d)(i) hereof.

(rr) “Triggering Event” shall mean a Section 11(a)(ii) Event or any Section 13 Event.

(ss) “Trust” shall have the meaning set forth in Section 24(f) hereof.

(tt) “Trust Agreement” shall have the meaning set forth in Section 24(f) hereof.

Section 2. Appointment of the Rights Agent. The Company hereby appoints Continental Stock Transfer & Trust Company as the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-rights agents as it may deem necessary or desirable, upon ten (10) days’ prior written notice to the Rights Agent. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omission of any such co-rights agent.

Section 3. Issuance of Rights Certificates.

(a) Until the earliest of (i) the Close of Business on the tenth day after the Shares Acquisition Date (or, if the tenth day after the Shares Acquisition Date occurs before the Record Date, the close of business on the Record Date), (ii) the Close of Business on the tenth Business Day (or such later date as the Board of Directors of the Company may determine prior to such time as any Person becomes an Acquiring Person) after the date of commencement by or on behalf of any Person (other than an Exempt Person) of a tender offer or exchange offer, if such tender offer or exchange offer has not commenced as of the date hereof, and upon consummation thereof, such Person would become an Acquiring Person and (iii) immediately prior to the acceptance for payment of the Common Shares tendered pursuant to any tender offer or exchange offer commenced by or on behalf of any Person (other than an Exempt Person) prior to, and pending as of, the date hereof, if upon consummation thereof, such Person would become an Acquiring Person (the earliest of (i), (ii) and (iii) being herein referred to as the “Distribution Date”), (A) the Rights will be evidenced (subject to Section 3(b) and Section 3(c) hereof) by the certificates for the Common Shares registered in the names of the holders of the Common Shares (which certificates for Common Shares shall be deemed also to be certificates for Rights) or by the current ownership statement issued with respect to uncertificated Common Shares in lieu of such a certificate (an “Ownership Statement”) (which Ownership Statement shall be deemed to be also a certificate for Rights) and not by separate certificates, and the registered holders of the Common Shares shall also be the registered holders of the associated Rights, and (B) the Rights will be transferable only in connection with the transfer of the underlying Common Shares (including a transfer to the Company); provided, however, that if a tender or exchange offer is terminated prior to the occurrence of a Distribution Date, then no Distribution Date shall occur as a result of such tender or exchange offer. As soon as practicable after the Distribution Date, the Rights Agent will send, in accordance with Section 26 hereof, to each record holder of the Common Shares as of the Close of Business on the Distribution Date (other than an Acquiring Person or any Associate or Affiliate of an Acquiring Person), one or more rights certificates, in substantially the form of Exhibit B hereto (the “Rights Certificates”), evidencing one Right for each Common Share so held, subject to adjustment as provided herein. In the event that an adjustment in the number of Rights per Common Share has been made pursuant to Section 11(i) or Section 11(p) hereof, at the time of distribution of the Rights Certificates, the Company shall not be required to issue Rights Certificates evidencing fractional Rights but may, in lieu thereof, make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) hereof) so that Rights Certificates evidencing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates.

(b) As soon as practicable following the Record Date, the Company will send a copy of a Summary of Rights, in substantially the form attached hereto as Exhibit C (the “Summary of Rights”), by first class, postage-prepaid mail, to each record holder of Common Shares as of the Close of Business on the Record Date, at the address of such holder shown on the records of the Company as the address at which such holder has consented to receive notice. With respect to Common Shares outstanding as of the Record Date, until the Distribution Date, the Rights associated with such shares will be evidenced by the certificate or Ownership Statement for such Common Shares registered in the names of the holders thereof, in each case together with the Summary of Rights. Until the Distribution Date (or, if earlier, the Expiration Date), the surrender for transfer of any certificate or Ownership Statement for Common Shares outstanding on the Record Date, with or without a copy of the Summary of Rights, shall also constitute the transfer of the Rights associated with the Common Shares represented by such certificate or Ownership Statement.

(c) Rights shall be issued in respect of all Common Shares that are issued (whether originally issued or from the Company’s treasury) after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date and, to the extent provided in Section 22 hereof, in respect of Common Shares issued after the Distribution Date. Certificates evidencing such Common Shares and Ownership Statements issued after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date shall have printed or otherwise affixed to them the following legend:

This [certificate/statement] also evidences and entitles the registered holder hereof to certain Rights as set forth in the Rights Agreement between Catalyst Pharmaceutical Partners, Inc. (the “Company”) and the Rights Agent thereunder dated as of September 20, 2011 (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this [certificate/statement]. The Company will mail to the registered holder of this [certificate/statement] a copy of the Rights Agreement, as in effect on the date of mailing, without charge, promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or beneficially owned by, any Person who is, was, or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently beneficially owned by or on behalf of such Person or by any subsequent beneficial owner, may become null and void.

In the event the Company purchases or otherwise acquires any Common Shares after the Record Date but prior to the Distribution Date, any Rights associated with such Common Shares shall be deemed cancelled and retired so that the Company shall not be entitled to exercise any Rights associated with such Common Shares that are no longer outstanding.

Section 4. Form of Rights Certificates. The Rights Certificates (and the forms of election to purchase and of assignment and the certificates contained therein to be printed on the reverse thereof) shall each be substantially in the form attached hereto as Exhibit B and may have such marks of identification or designation and such legends, summaries, or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of Section 22 hereof, the Rights Certificates, whenever distributed, shall be dated as of the Record Date and on their face shall entitle the registered holders thereof to purchase such number of one one-hundredths of a Preferred Share as shall be set forth therein at the Purchase Price, but the amount and type of securities purchasable upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment as provided herein.

Section 5. Countersignature and Registration.

(a) The Rights Certificates shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, its President, or any Vice President, either manually or by facsimile signature. The Rights Certificates shall be countersigned by an authorized signatory of the Rights Agent, either manually or by facsimile signature, and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by an authorized signatory of the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by an authorized signatory of the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificates may be signed on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Agreement any such person was not such an officer.

(b) Following the Distribution Date, the Rights Agent will keep, or cause to be kept, at its principal office or offices designated as the appropriate place for surrender of Rights Certificates upon exercise or transfer, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates, and the date of each of the Rights Certificates.

Section 6. Transfer, Split-Up, Combination, and Exchange of Rights Certificates; Mutilated, Destroyed, Lost, or Stolen Rights Certificates.

(a) Subject to the provisions of Section 7(e), and Section 14 hereof, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the Expiration Date, any Rights Certificate or Certificates (other than Rights Certificates evidencing Rights that have been redeemed or exchanged pursuant to Section 23 or Section 24 hereof) may be transferred, split-up, combined, or exchanged for another Rights Certificate or Certificates, entitling the registered holder to purchase a like number of one one-hundredths of a Preferred Share (or, following the occurrence of a Triggering Event, Common Shares, other securities, cash, or other assets, as the case may be) as the Rights Certificate or Certificates surrendered then entitles such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split-up, combine, or exchange any Rights Certificate or Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate or Certificates to be transferred, split-up, combined, or exchanged, with the form of assignment and certificate contained therein duly executed, at the principal office or offices of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request. Thereupon the Rights Agent shall, subject to Section 7(e), Section 14, and Section 24 hereof, countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company may require payment from a registered holder of a Rights Certificate of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split-up, combination, or exchange of Rights Certificates.

(b) Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction, or mutilation of a Rights Certificate, and, in case of loss, theft, or destruction, of indemnity or security reasonably satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate, if mutilated, the Company will execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered holder in lieu of the Rights Certificate so lost, stolen, destroyed, or mutilated.

Section 7. Exercise of Rights; Purchase Price; Expiration Date of Rights.

(a) Subject to Section 7(e) hereof, at any time after the Distribution Date the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including, without limitation, the restrictions on exercisability set forth in Section 9(c), Section 11(a)(iii), Section 23(a), and Section 24(a) hereof) in whole or in part upon surrender of the Rights Certificate, with the form of election to purchase and the certificate contained therein duly executed, to the Rights Agent at the principal office or offices of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price with respect to the total number of one one-hundredths of a Preferred Share (or, following the occurrence of a Triggering Event, Common Shares, other securities, cash, or other assets, as the case may be) as to which such surrendered Rights are then exercisable, at or prior to the earliest of (i) September 20, 2016, (ii) the time at which the Rights are redeemed as provided in Section 23 hereof, or (iii) the time at which the Rights are exchanged in full as provided in Section 24 hereof (the earliest of (i), (ii) and (iii) being herein referred to as the “Expiration Date”).

(b) The purchase price for each one one-hundredth of a Preferred Share pursuant to the exercise of a Right initially shall be $7.80, shall be subject to adjustment from time to time as provided in Section 11 and Section 13(a) hereof, and shall be payable in accordance with Section 7(c) hereof (such purchase price, as so adjusted, the “Purchase Price”).

(c) Upon receipt of a Rights Certificate evidencing exercisable Rights, with the form of election to purchase and the certificate contained therein duly executed, accompanied by payment, with respect to each Right so exercised, of the Purchase Price per one one-hundredth of a Preferred Share (or, following the occurrence of a Triggering Event, Common Shares, other securities, cash, or other assets, as the case may be) to be purchased as set forth below and an amount equal to any applicable transfer tax, the Rights Agent shall, subject to Section 20(k) hereof, thereupon promptly (i) (A) requisition from any transfer agent of the Preferred Shares (or make available, if the Rights Agent is the transfer agent for such shares) certificates for the total number of one one-hundredths of a Preferred Share to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the total number of Preferred Shares issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts evidencing such number of one one-hundredths of a Preferred Share as are to be purchased (in which case certificates for the Preferred Shares evidenced by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company will direct the depositary agent to comply with such request, (ii) requisition from the Company the amount of cash, if any, to be paid in lieu of fractional shares in accordance with Section 14 hereof, (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or, upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, and (iv) after receipt thereof, deliver such cash, if any, to or upon the order of the registered holder of such Rights Certificate. The payment of the Purchase Price (as such amount may be reduced pursuant to Section 11(a)(iii) hereof) shall be made by certified bank check or bank draft payable to the order of the Rights Agent. In the event that the Company is obligated to issue other securities (including Common Shares) of the Company, pay cash, or distribute other property pursuant to Section 11(a) hereof, the Company will make all arrangements necessary so that such other securities, cash, or other property are available for distribution by the Rights Agent, if and when appropriate. The Company reserves the right to require prior to the occurrence of a Triggering Event that, upon any exercise of Rights, a number of Rights be exercised so that only whole Preferred Shares would be issued.

(d) In case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, a new Rights Certificate evidencing the Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, subject to the provisions of Section 14 hereof.

(e) Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Section 11(a)(ii) Event, any Rights beneficially owned by (i) an Acquiring Person or an Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or any such Associate of Affiliate) to holders of equity interests in such Acquiring Person (or any such Associate or Affiliate) or to any Person with whom the Acquiring Person (or any such Associate of Affiliate) has any continuing agreement, arrangement, or understanding (whether or not in writing) regarding the transferred Rights or (B) a transfer that the Board of Directors of the Company, in its sole discretion, has determined is part of a plan, arrangement, or understanding (whether or not in writing) that has as a primary purpose or effect the avoidance of the provisions of this Section 7(e), shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Company shall use all reasonable efforts to ensure that the provisions of this Section 7(e) are complied with, but shall have no liability to any holder of Rights Certificates or any other Person as a result of its failure to make any determinations with respect to an Acquiring Person or any of its Affiliates, Associates, or transferees hereunder.

(f) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of a Rights Certificate upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request.

Section 8. Cancellation and Destruction of Rights Certificates. All Rights Certificates surrendered for the purpose of exercise, transfer, split-up, combination, or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Rights Certificates to the Company, or shall, at the written request of the Company, destroy such cancelled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

Section 9. Reservation and Availability of Capital Stock.

(a) The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued Preferred Shares, the number of Preferred Shares that will be sufficient to permit the exercise in full of all outstanding Rights in accordance with Section 7 hereof.

(b) So long as the Preferred Shares (and, following the occurrence of a Triggering Event, Common Shares or other securities, as the case may be) issuable and deliverable upon the exercise of the Rights may be listed on any national securities exchange or quoted on a quotation system, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed on such exchange or quoted on such quotation system, as the case may be, upon official notice of issuance upon such exercise.

(c) The Company shall use its best efforts to (i) file, as soon as practicable following the earliest date after the first occurrence of a Section 11(a)(ii) Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with Section 11(a) hereof, a registration statement on an appropriate form under the Act, with respect to the securities purchasable upon exercise of the Rights, (ii) cause such registration statement to become effective as soon as practicable after such filing, and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities, and (B) the date of the expiration of the Rights. The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or “blue sky” laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed 90 days after the date set forth in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective.

Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. In addition, if the Company shall determine that a registration statement is required following the Distribution Date, the Company similarly may temporarily suspend the exercisability of the Rights until such time as a registration statement has been declared effective. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification in such jurisdiction shall not have been obtained, or the exercise thereof shall not be permitted under applicable law, or a registration statement shall not have been declared effective.

(d) The Company covenants and agrees that it will take all such action as may be necessary to ensure that all one one-hundredths of a Preferred Share (and, following the occurrence of a Triggering Event, Common Shares or other securities, as the case may be) delivered upon exercise of the Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable.

(e) The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges that may be payable in respect of the issuance or delivery of the Rights Certificates and of any certificates for a number of one one-hundredths of a Preferred Share (or, following the occurrence of a Triggering Event, Common Shares or other securities, as the case may be) upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax that may be payable in respect of any transfer or delivery of Rights Certificates to a Person other than, or the issuance or delivery of a number of one one-hundredths of a Preferred Share (or, following the occurrence of a Triggering Event, Common Shares or other securities, as the case may be) in a name other than that of the registered holder of the Rights Certificates evidencing Rights surrendered for exercise or to issue or deliver any certificates for a number of one one-hundredths of a Preferred Share (or, following the occurrence of a Triggering Event, Common Shares or other securities, as the case may be) in a name other than that of the registered holder upon the exercise of any Rights until such tax shall have been paid (any such tax being payable by the registered holder of such Rights Certificates at the time of surrender) or until it has been established to the Company’s satisfaction that no such tax is due.

Section 10. Preferred Shares Record Date. Each person in whose name any certificate for a number of one one-hundredths of a Preferred Share (or, following the occurrence of a Triggering Event, Common Shares or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such fractional Preferred Shares (or, following the occurrence of a Triggering Event, Common Shares or other securities, as the case may be) evidenced thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and all applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Shares (or, following the occurrence of a Triggering Event, Common Shares or other securities, as the case may be) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Shares (or, following the occurrence of a Triggering Event, Common Shares or other securities, as the case may be) transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the registered holder of a Rights Certificate shall not be entitled to any rights of a stockholder of the Company with respect to shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions, or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11. Adjustment of Purchase Price, Number and Kind of Shares, or Number of Rights. The Purchase Price, the number and kind of shares, or fractions thereof, purchasable upon exercise of each Right, and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a) (i) In the event the Company shall at any time after the date of this Agreement (A) declare or pay a dividend on the Preferred Shares payable in Preferred Shares, (B) subdivide or split the outstanding Preferred Shares, (C) combine or consolidate the outstanding Preferred Shares into a smaller number of shares, or (D) issue any shares of its capital stock in a reclassification of the Preferred Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a) and Section 7(e) hereof, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, split, combination, consolidation, or reclassification, and the number and kind of Preferred Shares (or other capital stock, as the case may be), issuable on such date, shall be proportionately adjusted so that the registered holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of Preferred Shares (or other capital stock, as the case may be), which, if such Right had been exercised immediately prior to such date (whether or not such Right was then exercisable) and at a time when the Preferred Share (or other capital stock, as the case may be) transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, split, combination, consolidation, or reclassification. If an event occurs that would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii) hereof, the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii) hereof.

(ii) In the event any Person shall become an Acquiring Person (a “Section 11(a)(ii) Event”), then, promptly following the occurrence of such Section 11(a)(ii) Event, proper provision shall be made so that each registered holder of a Right (except as provided below and in Section 7(e) hereof) shall thereafter have the right to receive, upon exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, in lieu of a number of one one-hundredths of a Preferred Share, such number of Common Shares of the Company as shall equal the result obtained by (A) multiplying the then current Purchase Price by the then number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event, and (B) dividing that product (which, following such first occurrence, shall thereafter be referred to as the “Purchase Price” for each Right and for all purposes of this Agreement) by 50% of the Current Market Price per Common Share on the date of such first occurrence (such number of shares, the “Adjustment Shares”).

(iii) In the event that (A) the number of Common Shares authorized by the Company’s Amended and Restated Certificate of Incorporation (as such may be amended, modified or restated from time to time, the “Certificate of Incorporation”), but which are not outstanding or reserved for issuance for purposes other than upon exercise of the Rights, are not sufficient to permit the exercise in full of the Rights in accordance with Section 11(a)(ii) hereof or (B) the Board of Directors of the Company otherwise shall determine to do so in its sole discretion, the Company, acting by resolution of the Board of Directors of the Company, shall (1) determine the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”), and (2) with respect to each Right (subject to Section 7(e) hereof), make adequate provision to substitute for the Adjustment Shares, upon the exercise of such Right and payment of the applicable Purchase Price, (i) cash, (ii) a reduction in the Purchase Price, (iii) Common Shares or other equity securities of the Company (including, without limitation, shares, or units of shares, of preferred stock, such as the Preferred Shares, which the Board of Directors of the Company has deemed to have essentially the same value or economic rights as Common Shares (such shares of preferred stock being referred to as “Common Stock Equivalents”)), (iv) debt securities of the Company, (v) other assets, or (vi) any combination of the foregoing, having an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board of Directors of the Company based upon the advice of a nationally recognized investment banking firm selected by the Board of Directors of the Company; provided, however, that if, under the circumstances set forth in clause (A) above, the Company shall not have made adequate provision to deliver value pursuant to clause (2) above within 30 days following the later of (x) the first occurrence of a Section 11(a)(ii) Event and (y) the date on which the Company’s right of redemption pursuant to Section 23(a) hereof expires (the later of (x) and (y) being referred to herein as the “Section 11(a)(ii) Trigger Date”), then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, Common Shares (to the extent available) and then, if necessary, cash, which shares and cash have an aggregate value equal to the Spread. For purposes of the preceding sentence, the term “Spread” shall mean the excess of the Current Value over the Purchase Price. If the Board of Directors of the Company determines in good faith that it is likely that sufficient additional Common Shares could be authorized for issuance upon exercise in full of the Rights, the 30-day period set forth above may be extended to the extent necessary, but not more than 90 days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such 30-day period, as it may be extended, is herein called the “Substitution Period”). To the extent that action is to be taken pursuant to the first or third sentences of this Section 11(a)(iii), the Company (I) shall provide, subject to Section 7(e) hereof, that such action shall apply uniformly to all outstanding Rights, and (II) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek such stockholder approval for such authorization of additional shares or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of each Adjustment Share shall be the Current Market Price per Common Share on the Section 11(a)(ii) Trigger Date and the per share or per unit value of any Common Stock Equivalent shall be deemed to equal the Current Market Price per Common Share on such date.

(b) In case the Company shall fix a record date for the issuance of rights, options, or warrants to all registered holders of Preferred Shares entitling them to subscribe for or purchase (for a period expiring within 45 calendar days after such record date) Preferred Shares (or shares having the same rights, privileges, and preferences as the Preferred Shares (“Equivalent Preferred Shares”)) or securities convertible into Preferred Shares or Equivalent Preferred Shares at a price per Preferred Share or Equivalent Preferred Share (or having a conversion price per share, if a security convertible into Preferred Shares or Equivalent Preferred Shares) less than the Current Market Price per Preferred Share on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Preferred Shares outstanding on such record date plus the number of Preferred Shares that the aggregate subscription or offering price of the total number of Preferred Shares or Equivalent Preferred Shares so to be offered (or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Current Market Price, and the denominator of which shall be the number of Preferred Shares outstanding on such record date plus the number of additional Preferred Shares or Equivalent Preferred Shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid by delivery of consideration, part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes. Preferred Shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such rights, options, or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price that would then be in effect if such record date had not been fixed.

(c) In case the Company shall fix a record date for a distribution to all registered holders of Preferred Shares (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of cash (other than a regular periodic cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Preferred Shares, but including any dividend payable in stock other than Preferred Shares) or evidences of indebtedness, or of subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Prince to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price per Preferred Share on such record date, less the fair market value (as determined in good faith by the Board of Directors of he Company, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes) of the portion of the cash, assets or evidences of indebtedness so to be distributed, or of such subscription rights or warrants applicable to a Preferred Share, and the denominator of which shall be such Current Market Price per Preferred Share. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price that would then be in effect if such record date had not been fixed.

(d) (i) For the purpose of any computation hereunder, other than computations made pursuant to Section 11(a)(iii) hereof, the “Current Market Price” per Common Share on any date shall be deemed to be the average of the daily closing prices per Common Share for the 30 consecutive Trading Days immediately prior to such date, and for purposes of computations made pursuant to Section 11(a)(iii) hereof, the “Current Market Price” per Common Share on any date shall be deemed to be the average of the daily closing prices per Common Share for the 10 consecutive Trading Days immediately following such date; provided, however, that in the event that the Current Market Price per Common Share is determined during a period following the announcement by the issuer of such Common Share of (A) a dividend or distribution on such Common Shares payable in Common Shares or securities convertible into such Common Shares (other than the Rights), or (B) any subdivision, combination, or reclassification of such Common Shares, and the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination, or reclassification shall not have occurred prior to the commencement of the requisite 30-Trading Day or 10-Trading Day period, as set forth above, then, and in each such case, the Current Market Price shall be properly adjusted to take into account ex-dividend trading. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NASDAQ Capital Market, or, if the Common Shares are not listed or admitted to trading on the NASDAQ Capital Market, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Shares are listed or admitted to trading or, if the Common Shares are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported on a quotation system then in use, or, if on any such date the Common Shares are not so quoted, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Shares selected by the Board of Directors of the Company. If on any such date the Common Shares are not publicly held and are not so listed, admitted to trading, or quoted, and no market maker is making a market in the Common Shares, the “Current Market Price” per Common Share shall mean the fair value per share on such date as determined in good faith by the Board of Directors of the Company, which determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes. The term “Trading Day” shall mean a day on which the principal national securities exchange on which the Common Shares are listed or admitted to trading is open for the transaction of business or, if the Common Shares are not listed or admitted to trading on any national securities exchange, a Business Day.

(ii) For the purpose of any computation hereunder, the “Current Market Price” per Preferred Share shall be determined in the same manner as set forth above for the Common Shares in Section 11(d)(i) hereof (other than the penultimate sentence thereof). If the Current Market Price per Preferred Share cannot be determined in the manner provided above or if the Preferred Shares are not publicly held or listed, admitted to trading, or quoted in a manner described in Section 11(d)(i) hereof, the Current Market Price per Preferred Share shall be conclusively deemed to be an amount equal to 100 (as such number may be appropriately adjusted for such events as stock splits, stock dividends, and recapitalizations with respect to the Common Shares occurring after the date of this Agreement) multiplied by the Current Market Price per Common Share. If neither the Common Shares nor the Preferred Shares are publicly held or listed, admitted to trading, or quoted, the “Current Market Price” per Preferred Share shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes. For all purposes of this Agreement, the Current Market Price of one one-hundredth of a Preferred Share shall be equal to the Current Market Price of one Preferred Share divided by 100.

(e) Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest ten-thousandth of a Common Share or other share or one-millionth of a Preferred Share, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction that mandates such adjustment and (ii) the Expiration Date.

(f) If as a result of an adjustment made pursuant to Section 11(a)(ii) or Section 13(a) hereof, the registered holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock other than Preferred Shares, thereafter the number of such other shares so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Shares contained in Sections 11(a), (b), (c), (e), (g), (h), (i), (j), (k), and (m), and the provisions of Sections 7, 9, 10, 13, and 14 hereof with respect to the Preferred Shares shall apply on like terms to any such other shares.

(g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-hundredths of a Preferred Share purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h) Unless the Company shall have exercised its election as provided in Section 11(i) hereof, upon each adjustment of the Purchase Price as a result of the calculations made in Section 11(b) and Section 11(c) hereof, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-hundredths of a Preferred Share (calculated to the nearest one-millionth) obtained by (i) multiplying (A) the number of one one-hundredths of a share covered by a Right immediately prior to this adjustment, by (B) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i) The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in lieu of any adjustment in the number of one one-hundredths of a Preferred Share purchasable upon the exercise of a Right pursuant to Section 11(h) hereof. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed, and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

(j) Irrespective of any adjustment or change in the Purchase Price or the number of one one-hundredths of a Preferred Share issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per one one-hundredth of a share and the number of one one-hundredths of a share that were expressed in the initial Rights Certificates issued hereunder.

(k) Before taking any action that would cause an adjustment reducing the Purchase Price below the then stated value, if any, of the number of one one-hundredths of a Preferred Share issuable upon exercise of the Rights, the Company shall take any corporate action that may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue, fully paid and nonassessable, such number of one one-hundredths of a Preferred Share at such adjusted Purchase Price.

(l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the registered holder of any Right exercised after such record date of the number of one one-hundredths of a Preferred Share and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of one one-hundredths of a Preferred Share and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

(m) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in its good faith judgment the Board of Directors of the Company shall determine to be advisable in order that any (i) consolidation or subdivision of the Preferred Shares, (ii) issuance wholly for cash of any Preferred Shares at less than the Current Market Price, (iii) issuance wholly for cash of Preferred Shares or securities that by their terms are convertible into or exchangeable for Preferred Shares, (iv) stock dividends, or (v) issuance of rights, options, or warrants referred to in this Section 11, hereafter made by the Company to registered holders of its Preferred Shares shall not be taxable to such stockholders.

(n) The Company covenants and agrees that it shall not, at any time after the Distribution Date, (i) consolidate with any other Person, (ii) merge with or into any other Person, or (iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction, or a series of related transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole and calculated on the basis of the Company’s most recent regularly prepared financial statements) to any other Person or Persons, if (A) at the time of or immediately after such consolidation, merger, sale, or transfer there are any charter or bylaw provisions, rights, warrants, or other instruments or securities outstanding or agreements in effect that would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights or (B) prior to, simultaneously with, or immediately after such consolidation, merger, sale, or transfer, the stockholders of the Person who constitutes, or would constitute, the “Principal Party” for purposes of Section 13(a) hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates and Associates.

(o) The Company covenants and agrees that, after the earlier of the Distribution Date or the Shares Acquisition Date, it will not, except as permitted by Section 23 or Section 27 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

(p) Anything in this Agreement to the contrary notwithstanding, in the event that the Company shall at any time after the Rights Dividend Declaration Date and prior to the Distribution Date (i) declare or pay a dividend on the outstanding Common Shares payable in Common Shares, (ii) subdivide or split the outstanding Common Shares, or (iii) combine or consolidate the outstanding Common Shares into a smaller number of shares, the number of Rights associated with each Common Share then outstanding, or issued or delivered thereafter but prior to the Distribution Date (or issued or delivered on or after the Distribution Date pursuant to Section 22 hereof), shall be proportionately adjusted so that the number of Rights thereafter associated with each Common Share following any such event shall equal the result obtained by multiplying the number of Rights associated with each Common Share immediately prior to such event by a fraction, the numerator of which shall be the total number of Common Shares outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of Common Shares outstanding immediately following the occurrence of such event.

Section 12. Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Section 11 or Section 13 hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (b) promptly file with the Rights Agent, and with each transfer agent for the Preferred Shares and the Common Shares, a copy of such certificate, and (c) if a Distribution Date has occurred, mail a brief summary thereof to each registered holder of a Rights Certificate in accordance with Section 26 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained.

Section 13. Consolidation, Merger, or Sale or Transfer of Assets or Earning Power.

(a) In the event that, at any time after a Person has become an Acquiring Person, directly or indirectly,

(i) the Company shall consolidate with, or merge with and into, any other Person, and the Company shall not be the continuing or surviving corporation or other entity of such consolidation or merger;

(ii) any Person shall consolidate with, or merge with or into, the Company, and the Company shall be the continuing or surviving corporation of such consolidation or merger and, in connection with such consolidation or merger, all or part of the outstanding Common Shares shall be changed into or exchanged for stock or other securities of any other Person (or the Company) or cash or any other property; or

(iii) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one transaction or a series of related transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole and calculated on the basis of the Company’s most recent regularly prepared financial statements) to any Person or Persons;

then, and in each such case, proper provision shall be made so that: (A) each registered holder of a Right, except as provided in Section 7(e) hereof, shall thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, such number of validly authorized and issued, fully paid, non-assessable and freely tradeable Common Shares of the Principal Party, not subject to any liens, encumbrances, rights of first refusal, or other adverse claims, as shall be equal to the result obtained by (1) multiplying the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event by the Purchase Price in effect immediately prior to such first occurrence of a Section 11(a)(ii) Event, and (2) dividing that product (which, following the first occurrence of a Section 13 Event, shall be referred to as the “Purchase Price” for each Right and for all purposes of this Agreement) by 50% of the Current Market Price per Common Share of such Principal Party on the date of consummation of such Section 13 Event; (B) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such Section 13 Event, all the obligations and duties of the Company pursuant to this Agreement; (C) the term “Company” shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 hereof shall apply only to such Principal Party following the first occurrence of a Section 13 Event; (D) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of Common Shares) in connection with the consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its Common Shares thereafter deliverable upon the exercise of the Rights; and (E) the provisions of Section 11(a)(ii) hereof shall be of no effect with respect to events occurring at any time following the first occurrence of any Section 13 Event.

(b) “Principal Party” shall mean:

(i) in the case of any transaction described in Section 13(a)(i) or Section 13(a)(ii) hereof, the Person that is the issuer of any securities into which Common Shares of the Company are converted, changed, or exchanged in such merger or consolidation, or if no securities are so issued, the Person that is the other party to such merger or consolidation; and

(ii) in the case of any transaction described in Section 13(a)(iii) hereof, the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions or, if each Person that is a party to such transaction or transactions receives the same portion of the assets or earning power transferred pursuant to such transaction or transactions or if the Person receiving the largest portion of the assets or earning power cannot be determined, whichever of such Persons is the issuer of Common Shares having the greatest aggregate value of shares outstanding; provided, however, that in any such case, (A) if the Common Shares of such Person are not at such time and have not been continuously over the preceding 12-month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person the Common Shares of which are and have been so registered, “Principal Party” shall refer to such other Person; and (B) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Shares of two or more of which are and have been so registered, “Principal Party” shall refer to whichever of such Persons is the issuer of the Common Shares having the greatest aggregate market value.

(c) The Company shall not consummate a Section 13 Event unless the Principal Party shall have a sufficient number of authorized Common Shares that have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement confirming that the requirements of Section 13(a) and Section 13(b) hereof shall promptly be performed in accordance with their terms and further providing that, as soon as practicable after the date of any such Section 13 Event, the Principal Party will:

(i) prepare and file a registration statement under the Act, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, and will use its best efforts to cause such registration statement to (A) become effective as soon as practicable after such filing and (B) remain effective (with a prospectus at all times meeting the requirements of the Act) until the Expiration Date;

(ii) take all such other action as may be necessary to enable the Principal Party to issue the securities purchasable upon exercise of the Rights, including but not limited to the registration or qualification of such securities under all requisite securities laws of jurisdictions of the various states and the listing of such securities on such exchanges and trading markets as may be necessary or appropriate; and

(iii) deliver to registered holders of the Rights historical financial statements for the Principal Party and each of its Affiliates that comply in all respects with the requirements for registration on Form 10 (or any successor form) under the Exchange Act.

The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers. In the event that a Section 13 Event shall occur at any time after the occurrence of a Section 11(a)(ii) Event, the Rights that have not theretofore been exercised shall thereafter become exercisable in the manner described in Section 13(a) hereof.

Section 14. Fractional Rights and Fractional Shares.

(a) The Company shall not be required to issue fractions of Rights, except prior to the Distribution Date as provided in Section 11(p) hereof, or to distribute Rights Certificates that evidence fractional Rights. In lieu of such fractional Rights, the Company shall pay to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price of the Rights for any Trading Day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NASDAQ Capital Market or, if the Rights are not listed or admitted to trading on the NASDAQ Capital Market, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading, or if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by a quotation system then in use or, if on any such date the Rights are not so quoted, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights, selected by the Board of Directors of the Company. If on any such date the Rights are not publicly held and are not so listed, admitted to trading, or quoted, and no market maker is making a market in the Rights, the current market value of a Right shall mean the fair value of a Right on such date as determined in good faith by the Board of Directors of the Company, which determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

(b) The Company shall not be required to issue fractions of Preferred Shares (other than fractions that are integral multiples of one one-hundredth of a Preferred Share) upon exercise of the Rights or to distribute certificates that evidence fractional Preferred Shares (other than fractions that are integral multiples of one one-hundredth of a Preferred Share). In lieu of fractional Preferred Shares that are not integral multiples of one one-hundredth of a Preferred Share, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one one-hundredth of a Preferred Share. For purposes of this Section 14(b), the current market value of one one-hundredth of a Preferred Share shall be one one-hundredth of the closing price of a Preferred Share or, if unavailable, the appropriate alternative price (in each case, as determined pursuant to Section 11(d)(ii) hereof) for the Trading Day immediately prior to the date of such exercise.

(c) Following the occurrence of a Triggering Event, the Company shall not be required to issue fractions of Common Shares upon exercise of the Rights or to distribute certificates that evidence fractional Common Shares. In lieu of fractional Common Shares, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one Common Share. For purposes of this Section 14(c), the current market value of one Common Share shall be the closing price of one Common Share or, if unavailable, the appropriate alternative price (in each case, as determined pursuant to Section 11(d)(i) hereof) on the Trading Day immediately prior to the date of such exercise.

(d) The registered holder of a Right by the acceptance of that Right expressly waives such holder’s right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 14.

Section 15. Rights of Action. All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent under Section 18 hereof, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, of the Common Shares); and any registered holder of any Rights Certificate (and, prior to the Distribution Date, of the Common Shares), without the consent of the Rights Agent or of the registered holder of any other Rights Certificate (or, prior to the Distribution Date, of the Common Shares), may, on such first holder’s own behalf and for such first holder’s own benefit, enforce, and may institute and maintain any suit, action, or proceeding against the Company to enforce, or otherwise act in respect of, such first holder’s right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the registered holders of Rights, it is specifically acknowledged that the registered holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement.

Section 16. Agreement of Rights Holders. Every registered holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other registered holder of a Right that:

(a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of Common Shares;

(b) after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office or offices of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates contained therein duly executed;

(c) subject to Section 6(a) and Section 7(f) hereof, the Company and the Rights Agent may deem and treat the Person in whose name a Rights Certificate (or, prior to the Distribution Date, a Common Share certificate or Ownership Statement) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the Common Share certificate or Ownership Statement made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of Section 7(e) hereof, shall be required to be affected by any notice to the contrary; and

(d) notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any registered holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree, or ruling issued by a court of competent jurisdiction or by a governmental, regulatory, or administrative agency or commission, or any statute, rule, regulation, or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Company must use its best efforts to have any such order, decree, or ruling lifted or otherwise overturned as soon as possible.

Section 17. Rights Certificate Holder Not Deemed a Stockholder. No registered holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends, or be deemed for any purpose the registered holder of the number of one one-hundredths of a Preferred Share or any other securities of the Company that may at any time be issuable on the exercise of the Rights evidenced thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the registered holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions hereof.

Section 18. Concerning the Rights Agent.

(a) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, reimbursement for its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without gross negligence, bad faith, or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability in the premises.

(b) The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered, or omitted by it in connection with its administration of this Agreement in reliance upon any Rights Certificate or certificate for Common Shares or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to have been signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

Section 19. Merger or Consolidation or Change of Name of the Rights Agent.

(a) Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the corporate trust, stock transfer, or other shareholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; but only if such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of an authorized signatory of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, an authorized signatory of any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

(b) In case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature of an authorized signatory under the Rights Agent’s prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, an authorized signatory of the Rights Agent may countersign such Rights Certificates either in the prior name of the Rights Agent or in the changed name of the Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

Section 20. Duties of the Rights Agent. The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the registered holders of Rights Certificates, by their acceptance thereof, shall be bound:

(a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

(b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of Current Market Price) be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer, or any Assistant Treasurer of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

(c) The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith, or willful misconduct.

(d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recital contained in this Agreement or in the Rights Certificates and it shall not be required to verify the same (except as to a countersignature by one of its authorized signatories on such Rights Certificates), but all such statements and recital are and shall be deemed to have been made by the Company only.

(e) The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except a countersignature by one of its authorized signatories on any such Rights Certificate); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any adjustment required under the provisions of Section 11, Section 13, or Section 24 hereof or responsible for the manner, method, or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Common Shares or Preferred Shares to be issued pursuant to this Agreement or any Rights Certificate or as to whether any Common Shares or Preferred Shares will, when so issued, be validly authorized and issued, fully paid, and nonassessable.

(f) The Company agrees that it will perform, execute, acknowledge, and deliver or cause to be performed, executed, acknowledged, and delivered all such further and other acts, instruments, and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer, or any Assistant Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer.

(h) The Rights Agent and any stockholder, director, officer, or employee of the Rights Agent may buy, sell, or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not the Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

(i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect, or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect, or misconduct; provided, however, that reasonable care was exercised in the selection and continued employment thereof.

(j) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(k) If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

Section 21. Change of the Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days’ notice given to the Company in accordance with Section 26 hereof, and to each transfer agent of the Common Shares and Preferred Shares by registered or certified mail in the event that the Rights Agent or one of its Affiliates is not also the transfer agent for the Company. In the event the transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Agreement as of the effective date of such termination, and the Company shall be responsible for sending any required notice. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days’ notice given to the Rights Agent or successor Rights Agent, as the case may be, in accordance with Section 26 hereof, and to each transfer agent of the Common Shares and Preferred Shares by registered or certified mail, and, if such removal occurs after the Distribution Date, to the registered holders of the Rights Certificates in accordance with Section 26 hereof. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving proper notice of such removal or after it has been properly notified of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the registered holder of a Rights Certificate (who shall, with such notice, submit such holder’s Rights Certificate for inspection by the Company), then any registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a legal business entity organized and doing business under the laws of the United States or of any state of the United States, in good standing, which is authorized under such laws to exercise corporate trust, stock transfer, or shareholder services powers and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50 million or (b) an Affiliate of a legal business entity described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties, and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act, or deed necessary for that purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Shares and the Preferred Shares, and, if such appointment occurs after the Distribution Date, give notice thereof to the registered holders of the Rights Certificates in accordance with Section 26 hereof. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 22. Issuance of New Rights Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board of Directors of the Company to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of Common Shares following the Distribution Date and prior to the Expiration Date, the Company (a) shall, with respect to Common Shares so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, granted or awarded as of the Distribution Date, or upon the exercise, conversion, or exchange of securities hereinafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board of Directors of the Company, issue Rights Certificates evidencing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

Section 23. Redemption and Termination.

(a) The Board of Directors of the Company may, at its option, at any time prior to the earlier of (i) the time immediately prior to such time as any Person first becomes an Acquiring Person and (ii) the Final Expiration Date, direct the Company to, and if directed the Company shall, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.001 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend, or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the “Redemption Price”). The Company may, at its option, pay the Redemption Price in cash, Common Shares (based on the Current Market Price of the Common Shares at the time of redemption) or any other form of consideration deemed appropriate by the Board of Directors of the Company.

(b) Immediately upon the action of the Board of Directors of the Company directing the Company to redeem the Rights, evidence of which shall have been filed with the Rights Agent and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the registered holders of Rights shall be to receive the Redemption Price for each Right so held. Promptly after the action of the Board of Directors of the Company directing the Company to make the redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and the registered holders of the then outstanding Rights in accordance with Section 26 hereof. Any notice given in accordance with Section 26 hereof shall be deemed given whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.

Section 24. Exchange of Rights.

(a) The Board of Directors of the Company may, at its option, at any time after any Person becomes an Acquiring Person, direct the Company to, and if directed the Company shall, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 7(e) hereof) for Common Shares at an exchange ratio of one Common Share per Right, appropriately adjusted to reflect any stock split, stock dividend, or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the “Exchange Ratio”). The exchange of the Rights by the Board of Directors of the Company may be made effective at such time, on such basis and with such conditions as the Board of Directors of the Company in its sole discretion may establish.

(b) Immediately upon the action of the Board of Directors of the Company directing the Company to exchange any Rights pursuant to Section 24(a) hereof and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a registered holder of such Rights shall be to receive that number of Common Shares equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall give notice of any such exchange to all of the registered holders of such Rights in accordance with Section 26 hereof. Any notice given in accordance with Section 26 hereof shall be deemed given whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Common Shares for Rights will be effected and, in the event of any partial exchange, the number of Rights that will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights that have become void pursuant to the provisions of Section 7(e) hereof) held by each registered holder of Rights.

(c) In any exchange pursuant to this Section 24, the Company, at its option, may substitute Preferred Shares (or Equivalent Preferred Shares, as such term is defined in Section 11(b) hereof) for Common Shares exchangeable for Rights, at the initial rate of one one-hundredth of a Preferred Share (or Equivalent Preferred Shares) for each Common Share, as appropriately adjusted to reflect stock splits, stock dividends, and other similar transactions after the date hereof.

(d) In the event the number of Common Shares authorized by the Company’s Certificate of Incorporation, but which are not outstanding or reserved for issuance for purposes other than upon exercise of the Rights, is not sufficient to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company may take all such action as may be necessary to authorize additional Common Shares for issuance upon exchange of the Rights.

(e) The Company shall not be required to issue fractions of Common Shares or to distribute certificates that evidence fractional Common Shares. In lieu of such fractional Common Shares, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional Common Shares would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Common Share. For the purposes of this Section 24(e), the current market value of a whole Common Share shall be the closing price of a Common Share (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

(f) Prior to effecting an exchange pursuant to this Section 24, the Board of Directors of the Company may direct the Company to enter into a trust agreement in such form and with such terms as the Board of Directors of the Company shall then approve (the “Trust Agreement”). If the Board of Directors of the Company so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all of the Common Shares, fractional Preferred Shares or other securities, if any, issuable pursuant to the exchange, and all Persons entitled to receive such shares or other securities (and any dividends or distributions made thereon after the date on which such shares or other securities are deposited in the Trust) shall be entitled to receive such only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement.

Section 25. Notice of Certain Events.

(a) In case the Company shall propose, at any time after the Distribution Date, (i) to pay any dividend payable in stock of any class to the registered holders of Preferred Shares or to make any other distribution to the registered holders of Preferred Shares (other than a regular periodic cash dividend out of earnings or retained earnings of the Company), or (ii) to offer to the registered holders of Preferred Shares rights or warrants to subscribe for or to purchase any additional Preferred Shares or shares of stock of any class or any other securities, rights, or options, or (iii) to effect any reclassification of its Preferred Shares (other than a reclassification involving only the subdivision of outstanding Preferred Shares), or (iv) to effect any consolidation or merger into or with any other Person, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole and calculated on the basis of the Company’s most recent regularly prepared financial statements) to any other Person or Persons, or (v) to effect the liquidation, dissolution, or winding up of the Company, then, in each such case, the Company shall give to each registered holder of a Rights Certificate, to the extent feasible and in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the registered holders of the Preferred Shares, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 20 days prior to the record date for determining registered holders of the Preferred Shares for purposes of such action, and in the case of any such other action, at least 20 days prior to the date of the taking of such proposed action or the date of participation therein by the registered holders of the Preferred Shares, whichever shall be the earlier.

(b) In case a Section 11(a)(ii) Event shall occur, then, in any such case, (i) the Company shall as soon as practicable thereafter give to each registered holder of a Rights Certificate, to the extent feasible and in accordance with Section 26 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to registered holders of Rights under Section 11(a)(ii) hereof, and (ii) all references in Section 25(a) to Preferred Shares shall be deemed thereafter to refer to Common Shares or, if appropriate, other securities.

Section 26. Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the registered holder of any Rights Certificate to or on the Company shall be sufficiently given or made if sent by (a) first-class mail, postage prepaid, (b) overnight delivery, or (c) courier or messenger service, in each case addressed (until another address is filed in writing by the Company with the Rights Agent) as follows:

Catalyst Pharmaceutical Partners, Inc.

355 Alhambra Circle, Suite 1370

Coral Gables, Florida 33134

Attention: Patrick J. McEnany

Tel: (305) 529-2522

Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the registered holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if sent by (a) first-class mail, postage prepaid, (b) overnight delivery, or (c) courier or messenger service, in each case addressed (until another address is filed in writing by the Rights Agent with the Company) as follows:

Continental Stock Transfer and Trust Company

17 Battery Place

8th Floor

New York, New York 10004

Attention: Michael Mullings

Tel: (212) 509-4000

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the registered holder of any Rights Certificate (or, if prior to the Distribution Date, of the Common Shares) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Rights Agent (or, if prior to the Distribution Date, of the transfer agent for the Common Shares).

Section 27. Supplements and Amendments. Except as otherwise provided in this Section 27, for so long as the Rights are then redeemable, the Company may in its sole and absolute discretion, and the Rights Agent shall if the Company so directs, supplement or amend any provisions of this Agreement in any respect without the approval of any holders of the Rights.

At any time when the Rights are no longer redeemable, except as otherwise provided in this Section 27, the Company may, and the Rights Agent shall if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights in order to (i) cure any ambiguity, (ii) correct or supplement any provisions contained herein which may be defective or inconsistent with any other provisions herein, (iii) shorten or lengthen any time period hereunder, or (iv) change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable; provided, however, that no such supplement or amendment shall adversely affect the interests of the holders of Rights as such (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person or certain of their transferees), and no such amendment may cause the Rights again to become redeemable or cause this Agreement again to become amendable other than in accordance with this sentence. Notwithstanding anything contained in this Agreement to the contrary, no supplement or amendment shall be made which decreases the Redemption Price. Upon the delivery of a certificate from an appropriate officer of the Company which states that the supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment, provided, that any such supplement or amendment does not adversely affect the rights, duties or obligations of the Rights Agent under this Agreement.

Section 28. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 29. Determinations and Actions by the Board of Directors. For all purposes of this Agreement, any calculation of the number of Common Shares or any other class of capital stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Shares of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act as in effect on the date hereof. The Board of Directors of the Company shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board of Directors of the Company or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (a) interpret the provisions of this Agreement and (b) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend this Agreement). All such actions, calculations, interpretations, and determinations that are done or made by the Board of Directors of the Company in good faith shall be final, conclusive, and binding on the Company, the Rights Agent, the registered holders of the Rights, and all other parties.

Section 30. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent, and the registered holders of the Rights Certificates (and, prior to the Distribution Date, of the Common Shares) any legal or equitable right, remedy, or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent, and the registered holders of the Rights Certificates (and, prior to the Distribution Date, of the Common Shares).

Section 31. Severability. If any term, provision, covenant, or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, or unenforceable,

the remainder of the terms, provisions, covenants, and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired, or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant, or restriction is held by such court or authority to be invalid, void, or unenforceable and the Board of Directors of the Company determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated and shall not expire until the Close of Business on the tenth day following the date of such determination by the Board of Directors of the Company.

Section 32. Governing Law. This Agreement, each Right, and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State.

Section 33. Counterparts; Facsimiles and PDFs. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A facsimile or .pdf signature delivered electronically shall constitute an original signature for all purposes.

Section 34. Descriptive Headings. Descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

Section 35. Force Majeure. Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest.

(Signature Page Follows)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

CATALYST PHARMACEUTICAL PARTNERS, INC.

By:	/s/ Patrick J. McEnany
Name: Patrick J. McEnany
Title: Chairman and Chief Executive Officer

CONTINENTAL STOCK TRANSFER AND TRUST COMPANY

By:	/s/ Margaret Villani
Name:	Margaret Villani
Title:	Vice President

AMENDMENT NO. 1 TO RIGHTS AGREEMENT

This AMENDMENT NO. 1 TO RIGHTS AGREEMENT, dated as of September 19, 2016 (the “Amendment”), amends that certain Rights Agreement, dated as of September 20, 2011 (the “Rights Agreement”), between Catalyst Pharmaceuticals, Inc. (f/k/a Catalyst Pharmaceutical Partners, Inc., a Delaware corporation (the “Company”) and Continental Stock Transfer and Trust Company (the “Rights Agent”). Capitalized terms used, but not otherwise defined, herein shall have the respective meanings ascribed to such terms in the Rights Agreement.

WHEREAS, pursuant to Section 27 of the Rights Agreement, for so long as the Rights remain redeemable, the Company may, in its sole and absolute discretion, and the Rights Agent shall if the Company so directs, supplement or amend any provisions of the Rights Agreement in any respect; and

WHEREAS, the Rights remain redeemable and the Company wishes to amend certain provisions of the Rights Agreement, as more particularly set forth in this Amendment.

NOW, THEREFORE, the Rights Agreement is hereby amended as follows:

1.	Amendments to Rights Agreement. The Rights Agreement is hereby amended as follows:

A.	Section 7(a) of the Rights Agreement is hereby amended in its entirety and restated to read as follows:

(a) Subject to Section 7(e) hereof, at any time after the Distribution Date the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including, without limitation, the restrictions on exercisability set forth in Section 9(c), Section 11(a)(iii), Section 23(a), and Section 24(a) hereof) in whole or in part upon surrender of the Rights Certificate, with the form of election to purchase and the certificate contained therein duly executed, to the Rights Agent at the principal office or offices of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price with respect to the total number of one one-hundredths of a Preferred Share (or, following the occurrence of a Triggering Event, Common Shares, other securities, cash, or other assets, as the case may be) as to which such surrendered Rights are then exercisable, at or prior to the earliest of (i) September 20, 2019, (ii) the time at which the Rights are redeemed as provided in Section 23 hereof, or (iii) the time at which the Rights are exchanged in full as provided in Section 24 hereof (the earliest of (i), (ii) and (iii) being herein referred to as the “Expiration Date”).

B - Amendment No. 1 – 1

B.	The definition of “Preferred Shares” contained in Section 1(z) of the Rights Agreement is hereby amended in its entirety and restated to read as follows

(z) “Preferred Shares” shall mean shares of Series A Junior Participating Preferred Stock, par value $0.001 per share, of the Company having the rights and preferences set forth in the Certificate of Designation attached to this Amendment as Exhibit A, and, to the extent that there are not a sufficient number of shares of Series A Junior Participating Preferred Stock authorized to permit the full exercise of the Rights, any other series of preferred stock of the Company designated for such purpose containing terms substantially similar to the terms of the Series A Junior Participating Preferred Stock.

C.	In Exhibit C to the Rights Agreement, all references to “September 20, 2016” are amended and restated in their entirety so that such references read “September 20, 2019.”

2.

Full Force and Effect. Except as expressly amended in this Amendment, the Rights Agreement shall continue in full force and effect unamended and in accordance with the provisions thereof on the date hereof.

3.

Certification. This Section 3 of the Amendment constitutes, for purposes of Section 27 of the Rights Agreement, a certificate from an authorized officer of the Company that (i) this Amendment is in compliance with the terms of Section 27 of the Rights Agreement, (ii) the Rights remain redeemable at the date of this Amendment, and (iii) this Amendment does not adversely affects the rights, duties or obligations of the Rights Agent under the Rights Agreement, and (iv) directs the Rights Agent to execute this Amendment.

4.

Governing Law. This Amendment shall be governed by the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts made and to be performed entirely within such state.

5.	Effective Date. This Amendment is effective as of September 19, 2016.

6.

Severability. If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

7.	Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

(Signature Page Follows)

B - Amendment No. 1 – 2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

CATALYST PHARMACEUTICALS, INC.

By:	/s/ Patrick J. McEnany
Patrick J. McEnany,
Chairman, President and CEO

CONTINENTAL STOCK TRANSFER AND TRUST COMPANY

By:	/s/ Margaret B. Lloyd

Name:	Margaret B. Lloyd

Title:	VP

B - Amendment No. 1 – 3

CATALYST PHARMACEUTICALS, INC.

355 Alhambra Circle, Suite 1250

Coral Gables, Florida 33134

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Patrick J. McEnany and Alicia Grande, and each of them, with full power of substitution, proxies of the undersigned, to attend and vote all the shares of common stock, $0.001 par value per share, of Catalyst Pharmaceuticals, Inc., a Delaware corporation (the “Company”) which the undersigned would be entitled to vote at the 2017 Annual Meeting of Stockholders to be held at 9:00 a.m. local time, on Thursday, May 25, 2017, or any adjournment thereof, according to the number of votes the undersigned would be entitled to vote if personally present upon the matters referred to in this proxy.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS.

1.	PROPOSAL ONE —	Election of Directors

To elect the following persons as Directors of the Company:

For a one year term
Patrick J. McEnany
Philip H. Coelho
Charles B. O’Keeffe
David S. Tierney, M.D.
Richard Daly
Donald A. Denkhaus

☐	FOR ALL NOMINEES except as indicated

☐	WITHHOLD AUTHORITY to vote for all nominees (INSTRUCTION: To withhold authority for an individual nominee, strike a line through that nominee’s name in the list above.)

2.	PROPOSAL TWO —	To approve an amendment to our 2014 Stock Incentive Plan to increase the shares of common stock available for future issuance under the plan by 3 million shares.

	☐ FOR	☐ AGAINST ☐ ABSTAIN

3.	PROPOSAL THREE —	To approve our Stockholders’ Rights Plan

	☐ FOR	☐ AGAINST ☐ ABSTAIN

4.	PROPOSAL FOUR —	To ratify the selection of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017.

	☐ FOR	☐ AGAINST ☐ ABSTAIN

5.	PROPOSAL FIVE —	To transact such other business as may properly come before the meeting.

	☐ FOR	☐ AGAINST ☐ ABSTAIN

This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the proposals as set forth herein.

The undersigned acknowledges receipt of Notice of Annual Meeting of Stockholders dated April 14, 2017, and the accompanying Proxy Statement.

Date:                             , 2017.

Signature

Name(s) (typed or printed)

Address(es)

Please sign exactly as name appears on this Proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.